UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2016

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	6.78%	9.84%	6.96%	—	8/1/94
Russell 3000 Value Index	—	-2.05%	9.94%	5.60%	—	—
S&P 500 Index	—	1.78%	11.57%	7.00%	—	—
Institutional Class	ACIIX	7.11%	10.05%	7.18%	—	7/8/98
A Class	TWEAX					3/7/97
No sales charge		6.51%	9.57%	6.70%	—
With sales charge		0.40%	8.29%	6.07%	—
C Class	AEYIX	5.72%	8.73%	5.91%	—	7/13/01
R Class	AEURX	6.27%	9.30%	6.45%	—	8/29/03
R6 Class	AEUDX	7.14%	—	—	8.78%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $19,615

Russell 3000 Value Index — $17,249

S&P 500 Index — $19,687

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.93%	0.73%	1.18%	1.93%	1.43%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss, and Dan Gruemmer

In February 2016, portfolio manager Dan Gruemmer joined the Equity Income management team.

Performance Summary

Equity Income returned 6.78%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell 3000 Value Index, declined -2.05%. The fund’s return reflects operating expenses, while index returns do not.

Volatility reigned over much of the 12-month period. Economic growth in the U.S. continued at a moderate pace, and the domestic employment market continued to post encouraging gains. Yet, continued weakness in oil prices and Chinese economic activity worried investors, spurring a significant pullback in stocks in the third quarter of 2015. Facing market anxiety, the Federal Reserve (Fed) delayed the first interest rate increase. The market rallied in the fourth quarter, with sufficient strength that the Fed finally enacted the first rate increase in nine years.

The first quarter of 2016 was a shorter version of the same cycle, with stocks pulling back alongside falling oil prices, then recovering when the Fed announced a slower pace for interest rate increases. The energy sector continued to struggle; worries about souring loans to the sector spilled over to the financials sector as well. Growth stocks outperformed value stocks among large caps; among small and mid caps, the trend was reversed. Among value stocks, large caps outperformed mid caps, while small caps posted the biggest declines.

Equity Income outperformed its benchmark, primarily because of its positioning in financials, utilities and energy stocks. Holdings in industrials and consumer discretionary stocks also boosted relative performance. Stock selection across the portfolio was particularly strong, although sector allocation also contributed to relative performance. The portfolio’s stance in telecommunication services and materials detracted slightly from relative returns.

Financials Boosted Performance

Stock selection and an underweight to the financials sector both contributed to relative performance. Selection in banks, where the portfolio is overweight, was especially strong; convertible holdings in Bank of America and Wells Fargo added to relative returns. We have used select convertible positions of banks that have unique terms which skew the risk-reward to our favor. The portfolio also benefited from avoiding the common stocks of Citigroup and Wells Fargo. Some large-cap banks struggled as the pace of interest rate increases stalled over the last 12 months, lowering earnings expectations for banks. Credit exposure to the energy sector was also a growing concern over the period, as oil prices generally continued to fall.

Utilities Contributed to Outperformance

Overall selection also had a positive effect in utilities, as did the portfolio’s overweight allocation to the sector, which was one of the top performers in the benchmark over the 12-month period. The portfolio’s overweight to gas utilities added to relative performance, as did selection in the industry. Gas utility ONE Gas was the top contributor; the company continued to exceed expectations, raising its dividend and long-term outlook in the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Energy Added to Relative Performance

Selection in the struggling energy sector also contributed to the portfolio’s outperformance, though a slight overweight in the sector detracted marginally from returns. Selection in the oil, gas and consumable fuels industry added to performance, due to the avoidance of a number of energy companies that underperformed, including Kinder Morgan, ConocoPhillips and Anadarko Petroleum. Relative performance was also boosted by the portfolio’s selection in energy equipment and services, as well as by an underweight to the industry.

Telecommunication Services and Materials Weighed on Results

Selection and an underweight allocation in the telecommunication services sector weighed slightly on relative performance. The sector was the top performer in the benchmark over the 12-month period; the portfolio’s avoidance of benchmark name AT&T hindered results. Telecommunications services performed well as investors sought stability during periodic market volatility. Selection in the materials sector also detracted a bit from overall performance. Chemicals manufacturer Potash Corp. of Saskatchewan weighed on results. Potash suffered lower pricing power from oversupply and weakening demand, particularly in China.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. The portfolio continues to be notably overweight in consumer staples companies. A position in beverage maker PepsiCo was recently trimmed, after the stock held up well on a relative basis during the market decline in the first quarter of 2016. We also trimmed food distributor Sysco as the stock outperformed, and the company announced an acquisition that will materially increase leverage. The portfolio moved from a slight underweight in information technology to a moderate overweight following purchases over the year. We added to a position in Cisco Systems due to a significantly larger-than-expected dividend increase and share repurchase authorization signaling improving capital allocation.
In the financials sector, the portfolio maintains an underweight position, particularly in real estate investment trusts (REITs) and insurance companies. The portfolio maintains an overweight in banks, which we believe are attractively valued. We prefer banks with safe dividends.

6

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
iShares Russell 1000 Value ETF	5.0%
Wells Fargo & Co. (Convertible)	4.0%
Bank of America Corp. (Convertible)	3.8%
Procter & Gamble Co. (The)	3.0%
Pfizer, Inc.	3.0%
Intel Corp. (Convertible)	3.0%
Schlumberger Ltd.	2.7%
Microchip Technology, Inc. (Convertible)	2.7%
Cisco Systems, Inc.	2.6%
PNC Financial Services Group, Inc. (The)	2.5%

Top Five Industries	% of net assets
Banks	14.1%
Oil, Gas and Consumable Fuels	7.8%
Semiconductors and Semiconductor Equipment	7.7%
Pharmaceuticals	6.3%
Electric Utilities	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	70.0%
Convertible Preferred Stocks	9.0%
Convertible Bonds	8.0%
Exchange-Traded Funds	6.5%
Preferred Stocks	3.4%
Total Equity Exposure	96.9%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,129.50	$5.00	0.94%
Institutional Class	$1,000	$1,130.50	$3.94	0.74%
A Class	$1,000	$1,128.00	$6.33	1.19%
C Class	$1,000	$1,123.90	$10.30	1.94%
R Class	$1,000	$1,127.00	$7.66	1.44%
R6 Class	$1,000	$1,131.30	$3.14	0.59%
Hypothetical
Investor Class	$1,000	$1,020.30	$4.75	0.94%
Institutional Class	$1,000	$1,021.30	$3.74	0.74%
A Class	$1,000	$1,019.05	$6.01	1.19%
C Class	$1,000	$1,015.30	$9.77	1.94%
R Class	$1,000	$1,017.80	$7.26	1.44%
R6 Class	$1,000	$1,022.05	$2.98	0.59%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Shares/Principal Amount	Value
COMMON STOCKS — 70.0%
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	268,118	$28,278,405
Automobiles — 0.1%
Honda Motor Co., Ltd.	399,400	10,951,605
Banks — 5.4%
Comerica, Inc.	1,437,200	54,426,764
Commerce Bancshares, Inc.	1,894,572	85,161,011
JPMorgan Chase & Co.	860,397	50,952,710
PNC Financial Services Group, Inc. (The)	2,799,012	236,712,445
SunTrust Banks, Inc.	2,446,530	88,270,803
		515,523,733
Beverages — 1.7%
PepsiCo, Inc.	1,564,099	160,288,865
Capital Markets — 1.6%
AllianceBernstein Holding LP	1,743,778	40,856,718
Ameriprise Financial, Inc.	389,673	36,633,159
Northern Trust Corp.	1,089,240	70,985,771
		148,475,648
Chemicals — 1.7%
Air Products & Chemicals, Inc.	1,069,637	154,081,210
Potash Corp. of Saskatchewan, Inc.	553,085	9,413,507
		163,494,717
Commercial Services and Supplies — 2.2%
Republic Services, Inc.	3,192,461	152,120,766
Tyco International plc	886,804	32,554,575
Waste Management, Inc.	339,700	20,042,300
		204,717,641
Communications Equipment — 2.6%
Cisco Systems, Inc.	8,598,991	244,813,274
Containers and Packaging — 0.5%
International Paper Co.	1,099,427	45,120,484
Distributors — 1.8%
Genuine Parts Co.	1,738,751	172,762,299
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	1,868,237	101,034,257
Electric Utilities — 4.7%
Edison International	1,799,599	129,373,172
PG&E Corp.	2,599,237	155,226,434
Westar Energy, Inc.	3,321,169	164,763,194
		449,362,800
Electrical Equipment — 1.1%
Eaton Corp. plc	843,252	52,753,845
Rockwell Automation, Inc.	469,200	53,371,500
		106,125,345

10

	Shares/Principal Amount	Value
Energy Equipment and Services — 2.7%
Schlumberger Ltd.	3,529,200	$260,278,500
Food and Staples Retailing — 3.6%
Sysco Corp.	2,548,919	119,110,985
Wal-Mart Stores, Inc.	3,239,983	221,906,436
		341,017,421
Food Products — 2.8%
General Mills, Inc.	1,794,666	113,692,091
Mead Johnson Nutrition Co.	1,827,071	155,246,223
		268,938,314
Gas Utilities — 3.7%
Atmos Energy Corp.	499,000	37,055,740
ONE Gas, Inc.(1)	3,580,293	218,755,902
WGL Holdings, Inc.	1,289,921	93,351,583
		349,163,225
Health Care Equipment and Supplies — 1.9%
Medtronic plc	2,350,903	176,317,725
Health Care Providers and Services — 1.3%
Quest Diagnostics, Inc.	1,748,458	124,927,324
Hotels, Restaurants and Leisure — 0.4%
McDonald's Corp.	328,763	41,318,934
Household Durables — 0.6%
Tupperware Brands Corp.	411,219	23,842,478
Whirlpool Corp.	198,900	35,869,626
		59,712,104
Household Products — 3.0%
Procter & Gamble Co. (The)	3,462,159	284,970,307
Industrial Conglomerates — 2.3%
3M Co.	1,038,600	173,061,918
General Electric Co.	1,383,195	43,971,769
		217,033,687
Insurance — 1.7%
Marsh & McLennan Cos., Inc.	1,960,105	119,154,783
MetLife, Inc.	980,029	43,062,474
		162,217,257
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc.	599,500	23,890,075
Machinery — 1.0%
Stanley Black & Decker, Inc.	880,681	92,656,448
Oil, Gas and Consumable Fuels — 7.6%
Chevron Corp.	190,016	18,127,527
Exxon Mobil Corp.	2,740,478	229,076,556
Imperial Oil Ltd.	122,800	4,102,631
Occidental Petroleum Corp.	2,299,477	157,353,211
Spectra Energy Partners LP	2,154,169	103,658,612
TOTAL SA	4,616,561	210,442,545
		722,761,082
Pharmaceuticals — 5.5%
Johnson & Johnson	1,735,421	187,772,552
Merck & Co., Inc.	869,701	46,015,880

11

	Shares/Principal Amount	Value
Pfizer, Inc.	9,599,470	$284,528,291
		518,316,723
Real Estate Investment Trusts (REITs) — 0.6%
Weyerhaeuser Co.	1,859,400	57,604,212
Road and Rail — 0.4%
Norfolk Southern Corp.	409,183	34,064,485
Semiconductors and Semiconductor Equipment — 2.0%
Applied Materials, Inc.	6,382,603	135,183,532
Maxim Integrated Products, Inc.	1,506,100	55,394,358
		190,577,890
Software — 1.5%
Microsoft Corp.	1,924,336	106,281,077
Oracle Corp.	882,800	36,115,348
		142,396,425
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc.	521,800	56,870,982
Thrifts and Mortgage Finance — 1.7%
Capitol Federal Financial, Inc.(1)	12,074,379	160,106,266
TOTAL COMMON STOCKS (Cost $5,292,410,860)		6,636,088,459
CONVERTIBLE PREFERRED STOCKS — 9.0%
Banks — 7.8%
Bank of America Corp., 7.25%	311,569	354,565,522
Wells Fargo & Co., 7.50%	313,977	378,345,425
		732,910,947
Gas Utilities — 0.4%
Laclede Group, Inc. (The), 6.75%, 4/1/17	667,497	40,310,144
Pharmaceuticals — 0.8%
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	87,611	77,442,867
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $790,304,651)		850,663,958
CONVERTIBLE BONDS — 8.0%
Food Products — 0.6%
Credit Suisse AG, (convertible into Mondelez International, Inc.), 3.10%, 9/22/16(2)(3)	$447,900	18,067,508
Goldman Sachs International, (convertible into Mondelez International, Inc.), 5.75%, 8/10/16(2)(3)	1,013,600	40,615,485
		58,682,993
Health Care Equipment and Supplies — 0.2%
Credit Suisse AG, (convertible into Baxter International, Inc.), 3.25%, 4/15/16(2)(3)	449,500	16,432,991
Oil, Gas and Consumable Fuels — 0.2%
Morgan Stanley BV, (convertible into EQT Corp.), 10.30%, 8/9/16(2)(3)	351,600	22,147,072
Semiconductors and Semiconductor Equipment — 5.7%
Intel Corp., 2.95%, 12/15/35	220,901,000	281,234,586
Microchip Technology, Inc., 1.625%, 2/15/25	245,980,000	254,281,825
		535,516,411
Specialty Retail — 0.7%
Merrill Lynch International & Co. CV, (convertible into Advance Auto Parts, Inc.), 5.50%, 5/18/16(2)(3)	224,400	35,935,603

12

	Shares/Principal Amount	Value
UBS AG, (convertible into Advance Auto Parts, Inc.), 3.60%, 5/19/16(2)(3)	$166,300	$26,625,832
		62,561,435
Technology Hardware, Storage and Peripherals — 0.6%
SanDisk Corp., 0.50%, 10/15/20	55,975,000	58,388,922
TOTAL CONVERTIBLE BONDS (Cost $711,337,537)		753,729,824
EXCHANGE-TRADED FUNDS — 6.5%
iShares Russell 1000 Value ETF	4,758,472	470,184,618
SPDR S&P 500 ETF Trust	715,100	146,995,956
TOTAL EXCHANGE-TRADED FUNDS (Cost $597,055,122)		617,180,574
PREFERRED STOCKS — 3.4%
Banks — 0.9%
U.S. Bancorp, 6.00%	3,231,982	85,033,447
Diversified Financial Services — 2.5%
Citigroup, Inc., 5.95%	95,856,000	92,471,037
General Electric Co., 5.00%	144,180,000	148,685,625
		241,156,662
TOTAL PREFERRED STOCKS (Cost $307,177,451)		326,190,109
TEMPORARY CASH INVESTMENTS — 3.1%
Federal Home Loan Bank Discount Notes, 0.08%, 4/1/16(4)	$52,707,000	52,707,000
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S.Treasury obligations, 3.625% - 3.75%, 8/15/43 - 11/15/43, valued at $149,365,169), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $146,428,407)		146,428,000
State Street Institutional Liquid Reserves Fund, Premier Class	95,617,177	95,617,177
TOTAL TEMPORARY CASH INVESTMENTS (Cost $294,752,177)		294,752,177
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,993,037,798)		9,478,605,101
OTHER ASSETS AND LIABILITIES†		53,733
TOTAL NET ASSETS — 100.0%		$9,478,658,834

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,194,085	USD	902,163	Morgan Stanley	6/30/16	$17,316
CAD	1,056,538	USD	801,555	Morgan Stanley	6/30/16	12,008
CAD	419,561	USD	323,351	Morgan Stanley	6/30/16	(278)
USD	13,067,547	CAD	17,246,418	Morgan Stanley	6/30/16	(212,674)
USD	166,377,469	EUR	148,545,343	UBS AG	6/30/16	(3,109,283)
USD	8,700,887	JPY	977,092,160	Credit Suisse AG	6/30/16	(3,740)
						$(3,296,651)

13

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $159,824,491, which represented 1.7% of total net assets.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $159,824,491, which represented 1.7% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $7,725,921,460)	$9,099,742,933
Investment securities - affiliated, at value (cost of $267,116,338)	378,862,168
Total investment securities, at value (cost of $7,993,037,798)	9,478,605,101
Foreign currency holdings, at value (cost of $151,658)	158,177
Receivable for investments sold	70,539,965
Receivable for capital shares sold	13,577,515
Unrealized appreciation on forward foreign currency exchange contracts	29,324
Dividends and interest receivable	31,871,492
9,594,781,574

Liabilities
Payable for investments purchased	95,162,847
Payable for capital shares redeemed	9,764,579
Unrealized depreciation on forward foreign currency exchange contracts	3,325,975
Accrued management fees	6,959,760
Distribution and service fees payable	909,579
116,122,740

Net Assets	$9,478,658,834

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,889,774,000
Undistributed net investment income	4,293,572
Undistributed net realized gain	102,282,812
Net unrealized appreciation	1,482,308,450
$9,478,658,834

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,399,701,918	641,896,431	$8.41
Institutional Class, $0.01 Par Value	$1,229,940,051	146,125,043	$8.42
A Class, $0.01 Par Value	$1,934,680,707	230,002,924	$8.41*
C Class, $0.01 Par Value	$562,723,213	66,909,171	$8.41
R Class, $0.01 Par Value	$105,462,430	12,575,573	$8.39
R6 Class, $0.01 Par Value	$246,150,515	29,218,351	$8.42
*Maximum offering price $8.92 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (including $14,099,199 from affiliates and net of foreign taxes withheld of $2,726,155)	$277,355,199
Interest	28,395,174
305,750,373

Expenses:
Management fees	81,296,915
Distribution and service fees:
A Class	4,906,952
B Class	27,483
C Class	5,316,529
R Class	560,355
Directors' fees and expenses	319,350
Other expenses	7,083
92,434,667

Net investment income (loss)	213,315,706

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $482,400 from affiliates)	486,727,568
Foreign currency transactions	4,952,571
491,680,139

Change in net unrealized appreciation (depreciation) on:
Investments	(119,022,588)
Translation of assets and liabilities in foreign currencies	(7,574,658)
(126,597,246)

Net realized and unrealized gain (loss)	365,082,893

Net Increase (Decrease) in Net Assets Resulting from Operations	$578,398,599

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$213,315,706	$224,478,215
Net realized gain (loss)	491,680,139	923,209,519
Change in net unrealized appreciation (depreciation)	(126,597,246)	(325,925,104)
Net increase (decrease) in net assets resulting from operations	578,398,599	821,762,630

Distributions to Shareholders
From net investment income:
Investor Class	(123,019,058)	(133,181,145)
Institutional Class	(30,526,067)	(39,559,169)
A Class	(42,382,590)	(52,200,356)
B Class	(37,483)	(92,083)
C Class	(7,534,907)	(7,582,993)
R Class	(2,144,133)	(3,003,425)
R6 Class	(4,870,941)	(1,830,727)
From net realized gains:
Investor Class	(363,605,047)	(395,701,675)
Institutional Class	(77,411,532)	(110,691,649)
A Class	(139,778,814)	(157,867,418)
B Class	—	(427,312)
C Class	(38,422,267)	(38,104,526)
R Class	(7,738,439)	(10,698,515)
R6 Class	(15,271,252)	(4,882,125)
Decrease in net assets from distributions	(852,742,530)	(955,823,118)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(995,331)	(389,000,119)

Net increase (decrease) in net assets	(275,339,262)	(523,060,607)

Net Assets
Beginning of period	9,753,998,096	10,277,058,703
End of period	$9,478,658,834	$9,753,998,096

Undistributed net investment income	$4,293,572	$7,112,583

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

18

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three

19

years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.93% for the Investor Class, A Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $7,622,418,671 and $8,399,209,443, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,690,000,000		3,000,000,000
Sold	114,466,871	$941,691,955	110,372,179	$992,156,979
Issued in reinvestment of distributions	56,859,660	457,471,867	55,640,804	491,422,481
Redeemed	(156,737,452)	(1,310,805,748)	(150,064,474)	(1,346,501,750)
	14,589,079	88,358,074	15,948,509	137,077,710
Institutional Class/Shares Authorized	900,000,000		800,000,000
Sold	43,236,265	355,337,764	45,244,697	411,339,947
Issued in reinvestment of distributions	12,080,239	97,419,785	15,432,164	136,422,405
Redeemed	(60,463,997)	(509,934,591)	(70,206,105)	(626,531,762)
	(5,147,493)	(57,177,042)	(9,529,244)	(78,769,410)
A Class/Shares Authorized	1,450,000,000		1,200,000,000
Sold	33,772,941	281,467,687	42,413,027	380,034,934
Issued in reinvestment of distributions	22,158,796	178,188,273	23,166,897	204,705,243
Redeemed	(75,339,830)	(629,711,265)	(124,063,217)	(1,118,733,276)
	(19,408,093)	(170,055,305)	(58,483,293)	(533,993,099)
B Class/Shares Authorized	N/A		5,000,000
Sold	1,773	15,470	9,982	88,368
Issued in reinvestment of distributions	4,126	34,715	51,900	457,829
Redeemed	(640,096)	(5,462,542)	(235,376)	(2,129,994)
	(634,197)	(5,412,357)	(173,494)	(1,583,797)
C Class/Shares Authorized	380,000,000		250,000,000
Sold	10,920,834	90,266,957	9,067,836	80,952,738
Issued in reinvestment of distributions	4,821,802	38,594,526	4,237,094	37,309,528
Redeemed	(11,886,580)	(99,349,090)	(9,244,873)	(82,980,488)
	3,856,056	29,512,393	4,060,057	35,281,778
R Class/Shares Authorized	70,000,000		70,000,000
Sold	1,999,195	16,610,134	2,337,223	20,958,591
Issued in reinvestment of distributions	1,206,549	9,662,979	1,523,932	13,415,731
Redeemed	(5,355,482)	(44,926,763)	(8,390,547)	(75,033,538)
	(2,149,738)	(18,653,650)	(4,529,392)	(40,659,216)
R6 Class/Shares Authorized	180,000,000		40,000,000
Sold	19,314,185	162,369,985	11,586,359	103,570,127
Issued in reinvestment of distributions	2,424,776	19,519,689	759,719	6,712,852
Redeemed	(6,008,060)	(49,457,118)	(1,858,023)	(16,637,064)
	15,730,901	132,432,556	10,488,055	93,645,915
Net increase (decrease)	6,836,515	$(995,331)	(42,218,802)	$(389,000,119)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$124,997,237	$25,263,812	—	—	$9,592,113	$160,106,266
ONE Gas, Inc.	155,480,715	2,076,160	$2,815,763	$482,400	4,507,086	218,755,902
	$280,477,952	$27,339,972	$2,815,763	$482,400	$14,099,199	$378,862,168

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,410,591,678	$225,496,781	—
Convertible Preferred Stocks	—	850,663,958	—
Convertible Bonds	—	753,729,824	—
Exchange-Traded Funds	617,180,574	—	—
Preferred Stocks	85,033,447	241,156,662	—
Temporary Cash Investments	95,617,177	199,135,000	—
	$7,208,422,876	$2,270,182,225	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$29,324	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,325,975	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $285,550,560.

The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $29,324 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $3,325,975 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,020,126 in net realized gain (loss) on foreign currency transactions and $(7,769,393) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$252,510,096	$359,095,721
Long-term capital gains	$600,232,434	$596,727,397

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,138,858,940
Gross tax appreciation of investments	$1,377,187,993
Gross tax depreciation of investments	(37,441,832)
Net tax appreciation (depreciation) of investments	1,339,746,161
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	37,798
Net tax appreciation (depreciation)	$1,339,783,959
Undistributed ordinary income	$18,219,253
Accumulated long-term gains	$230,881,622

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
Institutional Class
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
C Class
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
R6 Class
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(3)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(5)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $193,559,438, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $41,934,687 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $600,232,434, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88865 1605

Annual Report

March 31, 2016

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-4.06%	9.88%	4.93%	—	7/30/99
Russell 1000 Value Index	—	-1.54%	10.23%	5.71%	—	—
S&P 500 Index	—	1.78%	11.57%	7.00%	—	—
Institutional Class	ALVSX	-3.97%	10.09%	5.14%	—	8/10/01
A Class	ALPAX				—	10/26/00
No sales charge		-4.41%	9.62%	4.66%	—
With sales charge		-9.88%	8.34%	4.04%	—
C Class	ALPCX	-5.03%	8.77%	3.88%	—	11/7/01
R Class	ALVRX	-4.55%	9.33%	4.41%	—	8/29/03
R6 Class	ALVDX	-3.83%	—	—	6.24%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available. Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $16,184

Russell 1000 Value Index — $17,436

S&P 500 Index — $19,687

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

In January 2016, portfolio manager Matt Titus left the Large Company Value management team and portfolio manager Brian Woglom joined the Large Company Value management team.

Performance Summary

Large Company Value returned -4.06%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell 1000 Value Index, returned -1.54%. The fund’s return reflects operating expenses, while the index’s return does not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter of 2016 after the Fed scaled back its projected number of rate hikes for the year, from four to two. Against this backdrop, larger caps outperformed, while value stocks underperformed growth. Five out of 10 sectors of the Russell 1000 Value Index had negative performance, with the weakest performance in energy.

In this environment, Large Company Value received positive results in absolute terms from three of the 10 sectors in which it was invested. On a relative basis, it underperformed due primarily to positioning. The portfolio was hampered by its stance in the information technology, financials, telecommunications services, consumer discretionary, and health care sectors. The stance in energy and consumer staples contributed positively.

Information Technology Detracted

Security selection in the information technology sector hindered relative performance. Detractors included Western Digital, a leading supplier of computer hard disk drives. The company’s stock price fell as the PC end-market for its hard drives continued to decline. Investors were also concerned about the company’s pending merger with SanDisk, a deal that received mixed reviews for both price and strategy. We eliminated the position in the first quarter of 2016 given concerns over its deteriorating end market and ahead of the close of the merger.

Financials Weighed on Performance

Stock selection in financials, especially in the insurance area, dampened relative performance. An overweight in capital markets companies such as Ameriprise Financial was also detrimental. Ameriprise underperformed due to weaker-than-expected fourth quarter results, including lower advisory margins and elevated asset-management outflows. The portfolio’s underweight in financials was a small positive.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Underweights in Utilities and Telecommunications Services Hurt

The portfolio’s underweight in utilities and lack of exposure to telecommunications services hurt performance. Both sectors performed well as investors sought stability during the market volatility. Additionally, the utilities sector outperformed as long-term interest rates declined and there was continued consolidation in the sector.

Energy Boosts Results

Security selection in energy was the largest positive contributor to relative returns, as the portfolio avoided many of the exploration and production stocks that were the sharpest decliners during the oil-market sell-off. The portfolio’s avoidance of several struggling companies in the sector, including Kinder Morgan, also boosted results. An overweight position in Valero Energy contributed to returns. We sold the Valero position in the first quarter of 2016 following its stock price appreciation. We used the proceeds to initiate a position in Schlumberger, the world's largest oilfield services company. We purchased Schlumberger after the stock fell to very attractive levels in the first quarter of 2016 due to the company’s disappointing fourth quarter results and preliminary 2016 guidance. The stock subsequently rose, contributing positively to relative performance.

Consumer Staples Assists

Stock selection in consumer staples supported relative performance, due in part to an overweight position in food distributor Sysco. Sysco’s stock gained after the company reported results that exceeded analysts’ forecasts, due to strong volume growth.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2016, the portfolio remains underweight in utilities and financials. We are especially cautious toward investments, such as utilities and real estate investment trusts (REITs), that are both susceptible to rising interest rates and generally overvalued. The portfolio has no holdings in the telecommunication services sector due to continued concern about competitive dynamics in the sector. The portfolio’s largest overweights are in the health care and consumer discretionary sectors. The portfolio is also overweight in industrials and energy, where we are finding companies that are attractively valued.

6

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
Schlumberger Ltd.	2.9%
Chevron Corp.	2.7%
Cisco Systems, Inc.	2.7%
Pfizer, Inc.	2.7%
Oracle Corp.	2.5%
TOTAL SA ADR	2.5%
United Technologies Corp.	2.2%
U.S. Bancorp	2.1%

Top Five Industries	% of net assets
Banks	12.8%
Oil, Gas and Consumable Fuels	10.7%
Pharmaceuticals	6.8%
Health Care Equipment and Supplies	5.6%
Insurance	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Exchange-Traded Funds	0.2%
Total Equity Exposure	99.4%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,060.50	$4.33	0.84%
Institutional Class	$1,000	$1,060.30	$3.30	0.64%
A Class	$1,000	$1,057.90	$5.61	1.09%
C Class	$1,000	$1,055.00	$9.45	1.84%
R Class	$1,000	$1,057.70	$6.89	1.34%
R6 Class	$1,000	$1,061.10	$2.52	0.49%
Hypothetical
Investor Class	$1,000	$1,020.80	$4.24	0.84%
Institutional Class	$1,000	$1,021.80	$3.23	0.64%
A Class	$1,000	$1,019.55	$5.50	1.09%
C Class	$1,000	$1,015.80	$9.27	1.84%
R Class	$1,000	$1,018.30	$6.76	1.34%
R6 Class	$1,000	$1,022.55	$2.48	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 5.3%
Honeywell International, Inc.	95,600	$10,711,980
Huntington Ingalls Industries, Inc.	59,500	8,147,930
Textron, Inc.	203,400	7,415,964
United Technologies Corp.	194,300	19,449,430
		45,725,304
Auto Components — 1.6%
BorgWarner, Inc.	188,200	7,226,880
Delphi Automotive plc	84,000	6,301,680
		13,528,560
Automobiles — 1.2%
Ford Motor Co.	472,400	6,377,400
Harley-Davidson, Inc.	85,700	4,398,981
		10,776,381
Banks — 12.8%
Bank of America Corp.	1,267,300	17,133,896
BB&T Corp.	131,200	4,365,024
JPMorgan Chase & Co.	474,000	28,070,280
KeyCorp	321,800	3,552,672
PNC Financial Services Group, Inc. (The)	153,600	12,989,952
U.S. Bancorp	442,000	17,940,780
Wells Fargo & Co.	566,900	27,415,284
		111,467,888
Biotechnology — 0.6%
AbbVie, Inc.	96,800	5,529,216
Capital Markets — 4.9%
Ameriprise Financial, Inc.	123,000	11,563,230
BlackRock, Inc.	20,100	6,845,457
Goldman Sachs Group, Inc. (The)	62,100	9,748,458
Invesco Ltd.	471,000	14,492,670
		42,649,815
Chemicals — 1.5%
Dow Chemical Co. (The)	162,700	8,274,922
LyondellBasell Industries NV, Class A	51,100	4,373,138
		12,648,060
Commercial Services and Supplies — 1.4%
Tyco International plc	334,600	12,283,166
Communications Equipment — 2.7%
Cisco Systems, Inc.	827,400	23,556,078
Consumer Finance — 1.1%
Discover Financial Services	188,817	9,614,562
Containers and Packaging — 0.6%
WestRock Co.	132,900	5,187,087
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	62,000	8,796,560

10

	Shares	Value
Electric Utilities — 3.0%
Edison International	111,400	$8,008,546
PPL Corp.	117,100	4,457,997
Westar Energy, Inc.	144,400	7,163,684
Xcel Energy, Inc.	158,800	6,641,016
		26,271,243
Electrical Equipment — 1.3%
Rockwell Automation, Inc.	98,900	11,249,875
Electronic Equipment, Instruments and Components — 1.6%
TE Connectivity Ltd.	156,300	9,678,096
VeriFone Systems, Inc.(1)	141,300	3,990,312
		13,668,408
Energy Equipment and Services — 3.6%
Halliburton Co.	173,100	6,183,132
Schlumberger Ltd.	341,000	25,148,750
		31,331,882
Food and Staples Retailing — 3.1%
CVS Health Corp.	133,400	13,837,582
Sysco Corp.	272,600	12,738,598
		26,576,180
Food Products — 1.2%
Mondelez International, Inc., Class A	252,300	10,122,276
Health Care Equipment and Supplies — 5.6%
Abbott Laboratories	257,800	10,783,774
Baxter International, Inc.	212,300	8,721,284
Medtronic plc	199,100	14,932,500
Zimmer Biomet Holdings, Inc.	131,000	13,968,530
		48,406,088
Health Care Providers and Services — 3.3%
Anthem, Inc.	51,200	7,116,288
HCA Holdings, Inc.(1)	87,900	6,860,595
Laboratory Corp. of America Holdings(1)	66,500	7,789,145
McKesson Corp.	45,000	7,076,250
		28,842,278
Hotels, Restaurants and Leisure — 1.4%
Carnival Corp.	125,700	6,633,189
Marriott International, Inc., Class A	76,800	5,466,624
		12,099,813
Household Durables — 0.9%
Whirlpool Corp.	41,300	7,448,042
Household Products — 1.3%
Procter & Gamble Co. (The)	138,300	11,383,473
Insurance — 5.5%
Aflac, Inc.	111,300	7,027,482
Allstate Corp. (The)	103,500	6,972,795
American International Group, Inc.	145,600	7,869,680
Chubb Ltd.	117,700	14,023,955
MetLife, Inc.	275,800	12,118,652
		48,012,564
Machinery — 3.2%
Ingersoll-Rand plc	285,400	17,697,654

11

	Shares	Value
Stanley Black & Decker, Inc.	99,500	$10,468,395
		28,166,049
Media — 1.5%
AMC Networks, Inc., Class A(1)	67,500	4,383,450
Time Warner, Inc.	121,500	8,814,825
		13,198,275
Oil, Gas and Consumable Fuels — 10.7%
Anadarko Petroleum Corp.	145,700	6,785,249
Chevron Corp.	250,600	23,907,240
Exxon Mobil Corp.	140,700	11,761,113
Imperial Oil Ltd.	387,900	12,959,369
Occidental Petroleum Corp.	236,500	16,183,695
TOTAL SA ADR	481,300	21,860,646
		93,457,312
Pharmaceuticals — 6.8%
Allergan plc(1)	43,800	11,739,714
Johnson & Johnson	127,600	13,806,320
Merck & Co., Inc.	115,500	6,111,105
Pfizer, Inc.	778,900	23,086,596
Teva Pharmaceutical Industries Ltd. ADR	84,700	4,532,297
		59,276,032
Road and Rail — 0.8%
Union Pacific Corp.	88,700	7,056,085
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	690,300	14,620,554
Intel Corp.	278,300	9,003,005
Lam Research Corp.	74,300	6,137,180
Microchip Technology, Inc.	75,000	3,615,000
		33,375,739
Software — 3.2%
Electronic Arts, Inc.(1)	80,600	5,328,466
Oracle Corp.	541,900	22,169,129
		27,497,595
Specialty Retail — 1.7%
Advance Auto Parts, Inc.	67,800	10,871,052
Lowe's Cos., Inc.	57,800	4,378,350
		15,249,402
Tobacco — 1.0%
Philip Morris International, Inc.	91,100	8,937,821
TOTAL COMMON STOCKS (Cost $734,185,857)		863,389,109
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 1000 Value ETF (Cost $1,625,366)	17,200	1,699,532

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $3,284,531), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $3,214,009)		$3,214,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,099,701	2,099,701
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,313,701)		5,313,701
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $741,124,924)		870,402,342
OTHER ASSETS AND LIABILITIES†		80,861
TOTAL NET ASSETS — 100.0%		$870,483,203

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	515,824	USD	389,719	Morgan Stanley	6/30/16	$7,480
USD	10,820,425	CAD	14,280,689	Morgan Stanley	6/30/16	(176,102)
USD	404,911	CAD	524,984	Morgan Stanley	6/30/16	659
USD	18,134,769	EUR	16,191,108	UBS AG	6/30/16	(338,905)
USD	584,731	EUR	512,359	UBS AG	6/30/16	141
						$(506,727)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $741,124,924)	$870,402,342
Cash	98,304
Foreign currency holdings, at value (cost of $139,072)	123,250
Receivable for investments sold	5,460,879
Receivable for capital shares sold	154,676
Unrealized appreciation on forward foreign currency exchange contracts	8,280
Dividends and interest receivable	1,606,908
877,854,639

Liabilities
Payable for investments purchased	5,673,234
Payable for capital shares redeemed	595,020
Unrealized depreciation on forward foreign currency exchange contracts	515,007
Accrued management fees	565,489
Distribution and service fees payable	22,686
7,371,436

Net Assets	$870,483,203

Net Assets Consist of:
Capital (par value and paid-in surplus)	$910,943,315
Undistributed net investment income	746,512
Accumulated net realized loss	(169,959,460)
Net unrealized appreciation	128,752,836
$870,483,203

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$642,745,881	74,931,430	$8.58
Institutional Class, $0.01 Par Value	$48,494,802	5,650,748	$8.58
A Class, $0.01 Par Value	$61,662,803	7,193,033	$8.57*
C Class, $0.01 Par Value	$9,116,443	1,063,593	$8.57
R Class, $0.01 Par Value	$4,819,960	561,796	$8.58
R6 Class, $0.01 Par Value	$103,643,314	12,077,692	$8.58
*Maximum offering price $9.09 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $198,588)	$17,910,935
Interest	4,793
17,915,728

Expenses:
Management fees	6,439,234
Distribution and service fees:
A Class	163,359
B Class	1,748
C Class	105,331
R Class	26,114
Directors' fees and expenses	27,977
Other expenses	2,401
6,766,164

Net investment income (loss)	11,149,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	41,989,013
Foreign currency transactions	(25,322)
41,963,691

Change in net unrealized appreciation (depreciation) on:
Investments	(81,999,381)
Translation of assets and liabilities in foreign currencies	(762,336)
(82,761,717)

Net realized and unrealized gain (loss)	(40,798,026)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,648,462)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$11,149,564	$10,351,928
Net realized gain (loss)	41,963,691	118,468,572
Change in net unrealized appreciation (depreciation)	(82,761,717)	(47,547,195)
Net increase (decrease) in net assets resulting from operations	(29,648,462)	81,273,305

Distributions to Shareholders
From net investment income:
Investor Class	(8,933,931)	(7,695,113)
Institutional Class	(752,924)	(1,168,803)
A Class	(750,479)	(749,306)
B Class	(512)	(2,404)
C Class	(41,446)	(33,834)
R Class	(46,400)	(42,940)
R6 Class	(868,574)	(63,861)
Decrease in net assets from distributions	(11,394,266)	(9,756,261)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	148,863,315	(56,470,160)

Net increase (decrease) in net assets	107,820,587	15,046,884

Net Assets
Beginning of period	762,662,616	747,615,732
End of period	$870,483,203	$762,662,616

Undistributed net investment income	$746,512	$1,225,148
See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 45% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.84% for the Investor Class, A Class, C Class and R Class, 0.64% for the Institutional Class and 0.49% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $598,597,586 and $444,271,401, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		320,000,000
Sold	17,629,618	$155,559,656	10,602,272	$93,205,250
Issued in reinvestment of distributions	1,007,564	8,744,859	857,289	7,598,172
Redeemed	(8,596,338)	(74,429,878)	(15,922,735)	(142,211,204)
	10,040,844	89,874,637	(4,463,174)	(41,407,782)
Institutional Class/Shares Authorized	50,000,000		65,000,000
Sold	1,827,487	15,883,636	1,214,195	10,709,367
Issued in reinvestment of distributions	86,062	747,253	131,329	1,163,382
Redeemed	(1,509,620)	(13,112,507)	(5,897,634)	(52,541,206)
	403,929	3,518,382	(4,552,110)	(40,668,457)
A Class/Shares Authorized	60,000,000		70,000,000
Sold	1,501,902	13,067,373	1,086,169	9,486,498
Issued in reinvestment of distributions	83,694	727,057	82,165	726,707
Redeemed	(2,165,484)	(18,766,444)	(2,440,653)	(21,358,443)
	(579,888)	(4,972,014)	(1,272,319)	(11,145,238)
B Class/Shares Authorized	N/A		5,000,000
Sold	—	—	32	279
Issued in reinvestment of distributions	56	504	228	2,005
Redeemed	(50,687)	(452,583)	(61,297)	(540,748)
	(50,631)	(452,079)	(61,037)	(538,464)
C Class/Shares Authorized	15,000,000		10,000,000
Sold	183,240	1,599,014	196,172	1,732,751
Issued in reinvestment of distributions	2,879	25,036	2,196	19,288
Redeemed	(391,973)	(3,347,446)	(148,976)	(1,295,308)
	(205,854)	(1,723,396)	49,392	456,731
R Class/Shares Authorized	10,000,000		5,000,000
Sold	93,079	807,096	179,630	1,564,239
Issued in reinvestment of distributions	5,204	45,261	4,771	42,181
Redeemed	(180,477)	(1,559,711)	(281,041)	(2,431,491)
	(82,194)	(707,354)	(96,640)	(825,071)
R6 Class/Shares Authorized	80,000,000		15,000,000
Sold	8,832,542	71,693,067	4,297,031	38,502,849
Issued in reinvestment of distributions	100,724	868,574	7,113	63,861
Redeemed	(1,061,403)	(9,236,502)	(101,629)	(908,589)
	7,871,863	63,325,139	4,202,515	37,658,121
Net increase (decrease)	17,398,069	$148,863,315	(6,193,373)	$(56,470,160)

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$850,429,740	$12,959,369	—
Exchange-Traded Funds	1,699,532	—	—
Temporary Cash Investments	2,099,701	3,214,000	—
	$854,228,973	$16,173,369	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$8,280	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$515,007	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,028,457.

The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $8,280 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $515,007 in unrealized depreciation on forward foreign currency

21

exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(18,069) in net realized gain (loss) on foreign currency transactions and $(766,518) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$11,394,266	$9,756,261
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$751,919,730
Gross tax appreciation of investments	$143,117,170
Gross tax depreciation of investments	(24,634,558)
Net tax appreciation (depreciation) of investments	118,482,612
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(17,855)
Net tax appreciation (depreciation)	$118,464,757
Undistributed ordinary income	$746,512
Accumulated short-term capital losses	$(146,747,979)
Post-October capital loss deferral	$(12,923,402)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
Institutional Class
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
C Class
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
R Class
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
R6 Class
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(3)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $11,394,266, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88866 1605

ANNUAL REPORT
MARCH 31, 2016

 AC Alternatives® Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACVVX	4.42%	3.63%	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.09%	0.05%	—
Institutional Class	ACVKX	4.58%	3.84%	10/31/11
A Class	ACVQX			10/31/11
No sales charge		4.07%	3.38%
With sales charge		-1.90%	2.00%
C Class	ACVHX	3.28%	2.59%	10/31/11
R Class	ACVWX	3.91%	3.12%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $11,706

Barclays U.S. 1-3 Month Treasury Bill Index — $10,024

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.20%	4.00%	4.45%	5.20%	4.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, Brian Woglom, and Dan Gruemmer

In February 2016, portfolio manager Dan Gruemmer joined the AC Alternatives Market Neutral Value management team.

Performance Summary

AC Alternatives Market Neutral Value returned 4.42%* (including operating expenses) for the 12 months ended March 31, 2016. This compares to the 0.09% return of its benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index. The fund's return reflects operating expenses, while the index's return does not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter after the Fed scaled back its projected number of rate hikes for the year, from four to two.

The portfolio is a natural extension of our existing capabilities. The foundation of the strategy is to combine long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. This approach helped the portfolio to deliver positive absolute results in seven of the 10 sectors in which it was invested. The portfolio’s allocations to energy, health care, financials, utilities, information technology, industrials, and telecommunications services contributed positively to its returns. The portfolio’s allocations to consumer discretionary, materials, and consumer staples detracted from relative performance.

Positions in Energy, Health Care, Utilities Contributed

In energy, the portfolio had a short position in oil pipeline operator Kinder Morgan. The company’s financial performance has been heavily impacted by the declining price of oil. In addition, the company announced a 74% dividend cut in December. As Kinder Morgan’s stock price declined, the portfolio's short position added value. Elsewhere in the energy sector, the portfolio benefited from owning newly issued shares of pipeline partnership EQT GP Holdings. These securities are no longer held in the portfolio.

In health care, a short position in Valeant Pharmaceuticals International contributed to relative performance. In the second half of 2015, Valeant faced scrutiny, first over its drug-pricing policies and then over accusations of false financial reporting. The stock sold off on these developments, and continued to decline into 2016 as the company faced an array of legal and regulatory issues. In March, the company’s chief executive officer resigned. The stock’s steep drop benefited the portfolio’s short position and overall results.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In utilities, a number of the portfolio’s long positions performed well, as long-term interest rates declined and investors sought stability during market volatility. A portfolio-only position in utility company ONE Gas aided relative performance. The company continued to exceed expectations, and it raised its dividend and long-term outlook. The stock performed well, and the portfolio’s long position assisted relative returns.

Materials Sector Provided a Detractor

A long position in materials company Potash Corporation of Saskatchewan detracted from performance. Our original investment thesis for Potash held that some weakening in fertilizer demand, mainly in China, was transitory (as fertilizer is a consumable that is important to crop yields over time). Late in 2015, new data pointed to a bigger-than-anticipated supply glut in the global fertilizer market that would take time to work through. Consequently, we exited the position late in 2015 due to the added downside risk for its fertilizer business.

Outlook

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in this low interest rate environment, diversification resulting from not being correlated to equity markets, low volatility exposure, and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for equity securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. We also look for equity securities of companies that we believe are undervalued, with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

6

Fund Characteristics

MARCH 31, 2016
Top Ten Long Holdings	% of net assets
iShares Russell 1000 Value ETF	4.71%
Intel Corp. (Convertible)	2.95%
HEICO Corp., Class A	2.58%
Brown-Forman Corp., Class B	2.44%
MetLife, Inc.	2.22%
Microchip Technology, Inc. (Convertible)	2.15%
PNC Financial Services Group, Inc. (The)	2.07%
Edison International	2.02%
Janus Capital Group, Inc. (Convertible)	2.01%
PG&E Corp.	1.97%

Top Ten Short Holdings	% of net assets
iShares Russell 1000 Growth ETF	(4.72)%
Utilities Select Sector SPDR Fund	(2.90)%
Intel Corp.	(2.71)%
Kraft Heinz Co. (The)	(2.58)%
HEICO Corp.	(2.54)%
Brown-Forman Corp., Class A	(2.46)%
Technology Select Sector SPDR Fund	(2.27)%
Prudential Financial, Inc.	(2.22)%
Janus Capital Group, Inc.	(2.03)%
Microchip Technology, Inc.	(1.92)%

Types of Investments in Portfolio	% of net assets
Common Stocks	64.8%
Convertible Bonds	7.1%
Exchange-Traded Funds	4.9%
Convertible Preferred Stocks	0.7%
Common Stocks Sold Short	(63.9)%
Exchange-Traded Funds Sold Short	(13.2)%
Temporary Cash Investments	22.6%
Other Assets and Liabilities*	77.0%
*Amount relates primarily to deposits with broker for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,025.60	$19.09	3.77%
Investor Class (before waiver)	$1,000	$1,025.60(2)	$20.61	4.07%
Institutional Class (after waiver)	$1,000	$1,026.30	$18.08	3.57%
Institutional Class (before waiver)	$1,000	$1,026.30(2)	$19.60	3.87%
A Class (after waiver)	$1,000	$1,023.90	$20.34	4.02%
A Class (before waiver)	$1,000	$1,023.90(2)	$21.86	4.32%
C Class (after waiver)	$1,000	$1,019.70	$24.08	4.77%
C Class (before waiver)	$1,000	$1,019.70(2)	$25.60	5.07%
R Class (after waiver)	$1,000	$1,023.20	$21.60	4.27%
R Class (before waiver)	$1,000	$1,023.20(2)	$23.12	4.57%
Hypothetical
Investor Class (after waiver)	$1,000	$1,006.15	$18.91	3.77%
Investor Class (before waiver)	$1,000	$1,004.65	$20.40	4.07%
Institutional Class (after waiver)	$1,000	$1,007.15	$17.91	3.57%
Institutional Class (before waiver)	$1,000	$1,005.65	$19.40	3.87%
A Class (after waiver)	$1,000	$1,004.90	$20.15	4.02%
A Class (before waiver)	$1,000	$1,003.40	$21.64	4.32%
C Class (after waiver)	$1,000	$1,001.15	$23.86	4.77%
C Class (before waiver)	$1,000	$999.65	$25.35	5.07%
R Class (after waiver)	$1,000	$1,003.65	$21.39	4.27%
R Class (before waiver)	$1,000	$1,002.15	$22.87	4.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 64.8%
Aerospace and Defense — 4.6%
HEICO Corp., Class A(1)	258,333	$12,296,651
L-3 Communications Holdings, Inc.(1)	17,920	2,123,520
Raytheon Co.(1)	14,691	1,801,557
Textron, Inc.(1)	99,137	3,614,535
Vectrus, Inc.(1)(2)	93,850	2,135,088
		21,971,351
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B(1)	16,270	1,715,997
Automobiles — 1.5%
General Motors Co.(1)	160,220	5,035,715
Thor Industries, Inc.(1)	21,590	1,376,794
Toyota Motor Corp. ADR(1)	7,870	836,738
		7,249,247
Banks — 6.5%
Comerica, Inc.(1)	171,750	6,504,172
PNC Financial Services Group, Inc. (The)(1)	116,340	9,838,874
SunTrust Banks, Inc.(1)	91,340	3,295,547
U.S. Bancorp(1)	129,050	5,238,140
UMB Financial Corp.(1)	119,401	6,164,674
		31,041,407
Beverages — 2.7%
Brown-Forman Corp., Class B(1)	118,089	11,628,224
PepsiCo, Inc.(1)	11,299	1,157,921
		12,786,145
Capital Markets — 0.4%
Ameriprise Financial, Inc.(1)	22,380	2,103,944
Chemicals — 0.6%
Air Products & Chemicals, Inc.(1)	20,975	3,021,449
Commercial Services and Supplies — 0.4%
Clean Harbors, Inc.(1)(2)	7,620	375,971
Republic Services, Inc.(1)	8,865	422,417
Tyco International plc(1)	25,150	923,257
		1,721,645
Communications Equipment — 0.9%
Cisco Systems, Inc.(1)	146,933	4,183,183
Consumer Finance — 0.6%
Discover Financial Services(1)	56,150	2,859,158
Containers and Packaging — 0.5%
International Paper Co.(1)	32,120	1,318,205
WestRock Co.(1)	31,330	1,222,810
		2,541,015
Diversified Telecommunication Services — 0.3%
Verizon Communications, Inc.(1)	30,238	1,635,271
Electric Utilities — 5.2%
Edison International(1)	133,908	9,626,646

10

	Shares	Value
PG&E Corp.(1)	156,896	$9,369,829
Westar Energy, Inc.(1)	116,269	5,768,105
		24,764,580
Electrical Equipment — 1.6%
Eaton Corp. plc(1)	46,530	2,910,917
Hubbell, Inc.(1)	12,390	1,312,473
Rockwell Automation, Inc.(1)	27,779	3,159,861
		7,383,251
Electronic Equipment, Instruments and Components — 0.1%
TE Connectivity Ltd.(1)	9,930	614,866
Energy Equipment and Services — 2.7%
FMC Technologies, Inc.(1)(2)	18,750	513,000
Frank's International NV(1)	397,809	6,555,892
Schlumberger Ltd.(1)	79,040	5,829,200
		12,898,092
Food and Staples Retailing — 1.4%
Sysco Corp.(1)	23,642	1,104,791
Wal-Mart Stores, Inc.(1)	82,570	5,655,219
		6,760,010
Food Products — 2.6%
General Mills, Inc.(1)	14,279	904,575
Mead Johnson Nutrition Co.(1)	52,020	4,420,139
Mondelez International, Inc., Class A(1)	174,298	6,992,836
		12,317,550
Gas Utilities — 2.5%
AGL Resources, Inc.(1)	47,320	3,082,425
Atmos Energy Corp.(1)	62,220	4,620,457
Laclede Group, Inc. (The)(1)	3,287	222,694
ONE Gas, Inc.(1)	64,457	3,938,323
		11,863,899
Health Care Equipment and Supplies — 2.8%
Baxter International, Inc.(1)	71,920	2,954,474
Medtronic plc(1)	60,481	4,536,075
Zimmer Biomet Holdings, Inc.(1)	56,677	6,043,468
		13,534,017
Health Care Providers and Services — 1.4%
Cardinal Health, Inc.(1)	36,199	2,966,508
Cigna Corp.(1)	9,870	1,354,559
Quest Diagnostics, Inc.(1)	31,137	2,224,738
		6,545,805
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.(1)	6,110	322,425
ClubCorp Holdings, Inc.(1)	78,810	1,106,492
McDonald's Corp.(1)	9,090	1,142,431
		2,571,348
Household Durables — 2.0%
Lennar Corp., Class B(1)	90,924	3,519,668
PulteGroup, Inc.(1)	260,050	4,865,536
Tupperware Brands Corp.(1)	18,040	1,045,959
		9,431,163

11

	Shares	Value
Household Products — 1.3%
Procter & Gamble Co. (The)(1)	77,249	$6,358,365
Industrial Conglomerates — 1.1%
3M Co.(1)	30,040	5,005,565
Insurance — 4.3%
Chubb Ltd.(1)	6,430	766,135
EMC Insurance Group, Inc.(1)	29,990	769,244
Marsh & McLennan Cos., Inc.(1)	32,242	1,959,991
MetLife, Inc.(1)	239,913	10,541,777
ProAssurance Corp.(1)	65,789	3,328,923
Reinsurance Group of America, Inc.(1)	32,164	3,095,785
		20,461,855
Internet and Catalog Retail — 0.1%
Liberty TripAdvisor Holdings, Inc., Class A(1)(2)	14,410	319,326
Internet Software and Services — 0.5%
Alphabet, Inc., Class C(2)	3,190	2,376,390
Life Sciences Tools and Services — 0.3%
Waters Corp.(1)(2)	10,832	1,428,957
Machinery — 0.8%
Parker-Hannifin Corp.(1)	6,451	716,577
Pentair plc(1)	28,660	1,555,092
Stanley Black & Decker, Inc.(1)	16,350	1,720,183
		3,991,852
Media — 0.2%
Discovery Communications, Inc., Class C(1)(2)	41,990	1,133,730
Multi-Utilities — 0.4%
Ameren Corp.(1)	33,850	1,695,885
Multiline Retail — 0.2%
Dollar General Corp.(1)	13,520	1,157,312
Oil, Gas and Consumable Fuels — 4.0%
Antero Midstream Partners LP	54,396	1,202,696
Columbia Pipeline Partners LP	50,980	744,308
EQT Corp.(1)	17,640	1,186,466
EQT Midstream Partners LP(1)	16,040	1,193,857
Imperial Oil Ltd.(1)	20,687	690,946
Occidental Petroleum Corp.(1)	91,293	6,247,180
Shell Midstream Partners LP	64,618	2,365,665
TOTAL SA ADR(1)	122,010	5,541,694
		19,172,812
Pharmaceuticals — 1.7%
Pfizer, Inc.(1)	274,608	8,139,381
Real Estate Investment Trusts (REITs) — 0.4%
Piedmont Office Realty Trust, Inc., Class A(1)	47,761	970,026
Weyerhaeuser Co.(1)	26,580	823,448
		1,793,474
Road and Rail — 1.0%
Heartland Express, Inc.(1)	32,320	599,536
Norfolk Southern Corp.(1)	49,120	4,089,240
		4,688,776
Semiconductors and Semiconductor Equipment — 2.1%
Applied Materials, Inc.(1)	177,830	3,766,439

12

	Shares/Principal Amount	Value
Maxim Integrated Products, Inc.(1)	162,560	$5,978,957
		9,745,396
Software — 1.9%
Microsoft Corp.(1)	95,870	5,294,900
Oracle Corp.(1)	87,040	3,560,806
VMware, Inc., Class A(1)(2)	6,000	313,860
		9,169,566
Specialty Retail — 1.2%
Advance Auto Parts, Inc.(1)	21,616	3,465,909
CST Brands, Inc.(1)	52,271	2,001,457
		5,467,366
Technology Hardware, Storage and Peripherals — 0.1%
EMC Corp.(1)	11,030	293,949
Thrifts and Mortgage Finance — 0.7%
Capitol Federal Financial, Inc.(1)	251,303	3,332,278
Trading Companies and Distributors — 0.2%
Rush Enterprises, Inc., Class B(1)(2)	47,114	860,302
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.(1)	8,765	263,739
TOTAL COMMON STOCKS (Cost $281,490,793)		308,370,669
CONVERTIBLE BONDS — 7.1%
Capital Markets — 2.0%
Janus Capital Group, Inc., 0.75%, 7/15/18	$6,725,000	9,557,906
Semiconductors and Semiconductor Equipment — 5.1%
Intel Corp., 2.95%, 12/15/35(1)	11,031,000	14,043,842
Microchip Technology, Inc., 1.625%, 2/15/25	9,898,000	10,232,058
		24,275,900
TOTAL CONVERTIBLE BONDS (Cost $32,647,082)		33,833,806
EXCHANGE-TRADED FUNDS — 4.9%
iShares Russell 1000 Value ETF(1)	226,872	22,417,222
iShares Silver Trust(1)(2)	42,629	625,794
TOTAL EXCHANGE-TRADED FUNDS (Cost $21,452,361)		23,043,016
CONVERTIBLE PREFERRED STOCKS — 0.7%
Food Products — 0.6%
Tyson Foods, Inc., 4.75%, 7/15/17(1)	37,497	2,792,777
Pharmaceuticals — 0.1%
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18(1)	676	597,543
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,601,866)		3,390,320
TEMPORARY CASH INVESTMENTS — 22.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.75%, 8/15/25 - 8/15/41, valued at $66,288,200), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $64,987,181)		64,987,000
State Street Institutional Liquid Reserves Fund, Premier Class	42,437,930	42,437,930
TOTAL TEMPORARY CASH INVESTMENTS (Cost $107,424,930)		107,424,930
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 100.1% (Cost $445,617,032)		476,062,741

13

	Shares	Value
SECURITIES SOLD SHORT — (77.1)%
COMMON STOCKS SOLD SHORT — (63.9)%
Aerospace and Defense — (5.0)%
General Dynamics Corp.	(27,640)	$(3,631,067)
HEICO Corp.	(200,969)	(12,084,266)
Honeywell International, Inc.	(4,980)	(558,009)
Lockheed Martin Corp.	(17,984)	(3,983,456)
Northrop Grumman Corp.	(10,910)	(2,159,089)
United Technologies Corp.	(15,970)	(1,598,597)
		(24,014,484)
Air Freight and Logistics — (0.4)%
FedEx Corp.	(10,550)	(1,716,696)
Airlines — (0.2)%
Southwest Airlines Co.	(20,990)	(940,352)
Automobiles — (1.3)%
Ford Motor Co.	(378,060)	(5,103,810)
Tesla Motors, Inc.	(2,460)	(565,234)
Volkswagen AG ADR	(11,480)	(332,691)
		(6,001,735)
Banks — (5.7)%
Bank of Montreal	(53,980)	(3,276,046)
JPMorgan Chase & Co.	(91,984)	(5,447,292)
KeyCorp	(590,320)	(6,517,133)
People's United Financial, Inc.	(414,921)	(6,609,692)
Wells Fargo & Co.	(107,960)	(5,220,946)
		(27,071,109)
Beverages — (2.7)%
Brown-Forman Corp., Class A	(109,880)	(11,723,097)
Coca-Cola Co. (The)	(24,878)	(1,154,091)
		(12,877,188)
Biotechnology — (0.6)%
Amgen, Inc.	(18,160)	(2,722,729)
Capital Markets — (2.0)%
Janus Capital Group, Inc.	(660,970)	(9,669,991)
Chemicals — (0.6)%
Monsanto Co.	(9,990)	(876,523)
Praxair, Inc.	(18,990)	(2,173,405)
		(3,049,928)
Commercial Services and Supplies — (0.3)%
Cintas Corp.	(12,250)	(1,100,172)
Waste Management, Inc.	(7,006)	(413,354)
		(1,513,526)
Consumer Finance — (0.6)%
Capital One Financial Corp.	(41,630)	(2,885,375)
Containers and Packaging — (0.3)%
Bemis Co., Inc.	(24,990)	(1,293,982)
Diversified Financial Services — (1.4)%
Berkshire Hathaway, Inc., Class B	(45,464)	(6,450,432)
Diversified Telecommunication Services — (0.3)%
AT&T, Inc.	(41,304)	(1,617,878)
Electric Utilities — (3.6)%
American Electric Power Co., Inc.	(23,970)	(1,591,608)

14

	Shares	Value
Duke Energy Corp.	(97,831)	$(7,893,005)
Southern Co. (The)	(144,280)	(7,463,604)
		(16,948,217)
Electronic Equipment, Instruments and Components — (0.1)%
Amphenol Corp., Class A	(10,860)	(627,925)
Energy Equipment and Services — (2.6)%
Halliburton Co.	(162,980)	(5,821,646)
National Oilwell Varco, Inc.	(204,442)	(6,358,146)
		(12,179,792)
Food and Staples Retailing — (0.7)%
Kroger Co. (The)	(81,790)	(3,128,468)
Food Products — (3.2)%
Kraft Heinz Co. (The)	(156,301)	(12,279,007)
Tyson Foods, Inc., Class A	(41,691)	(2,779,122)
		(15,058,129)
Health Care Equipment and Supplies — (2.8)%
Becton Dickinson and Co.	(19,470)	(2,955,935)
St Jude Medical, Inc.	(56,260)	(3,094,300)
Stryker Corp.	(70,050)	(7,515,665)
		(13,565,900)
Health Care Providers and Services — (1.4)%
AmerisourceBergen Corp.	(33,960)	(2,939,238)
Anthem, Inc.	(9,690)	(1,346,813)
Laboratory Corp. of America Holdings	(18,889)	(2,212,469)
		(6,498,520)
Hotels, Restaurants and Leisure — (0.3)%
Carnival plc ADR	(5,990)	(325,197)
Chipotle Mexican Grill, Inc.	(2,410)	(1,135,038)
		(1,460,235)
Household Durables — (1.7)%
Lennar Corp., Class A	(71,990)	(3,481,436)
Toll Brothers, Inc.	(164,000)	(4,839,640)
		(8,321,076)
Household Products — (1.3)%
Kimberly-Clark Corp.	(46,957)	(6,316,186)
Industrial Conglomerates — (1.9)%
General Electric Co.	(283,500)	(9,012,465)
Insurance — (3.4)%
American International Group, Inc.	(8,760)	(473,478)
Aon plc	(19,090)	(1,993,950)
Principal Financial Group, Inc.	(53,770)	(2,121,227)
Prudential Financial, Inc.	(145,933)	(10,539,281)
Travelers Cos., Inc. (The)	(9,820)	(1,146,092)
		(16,274,028)
Internet and Catalog Retail — (1.3)%
Amazon.com, Inc.	(9,940)	(5,900,782)
TripAdvisor, Inc.	(4,910)	(326,515)
		(6,227,297)
IT Services — (0.7)%
International Business Machines Corp.	(23,440)	(3,549,988)

15

	Shares	Value
Life Sciences Tools and Services — (0.3)%
Thermo Fisher Scientific, Inc.	(9,900)	$(1,401,741)
Machinery — (1.0)%
Deere & Co.	(37,700)	(2,902,523)
Snap-on, Inc.	(10,880)	(1,708,051)
		(4,610,574)
Media — (0.4)%
Discovery Communications, Inc., Class A	(39,860)	(1,141,192)
Walt Disney Co. (The)	(8,580)	(852,080)
		(1,993,272)
Multi-Utilities — (1.6)%
Dominion Resources, Inc.	(103,120)	(7,746,374)
Multiline Retail — (0.5)%
Dollar Tree, Inc.	(13,770)	(1,135,474)
Target Corp.	(12,890)	(1,060,589)
		(2,196,063)
Oil, Gas and Consumable Fuels — (2.6)%
Exxon Mobil Corp.	(82,380)	(6,886,144)
Valero Energy Corp.	(86,420)	(5,542,979)
		(12,429,123)
Paper and Forest Products — (0.2)%
Domtar Corp.	(29,520)	(1,195,560)
Personal Products — (0.2)%
Nu Skin Enterprises, Inc.	(27,470)	(1,050,727)
Pharmaceuticals — (1.3)%
Merck & Co., Inc.	(103,170)	(5,458,725)
Valeant Pharmaceuticals International, Inc.	(19,970)	(525,211)
		(5,983,936)
Real Estate Investment Trusts (REITs) — (0.2)%
Boston Properties, Inc.	(7,490)	(951,829)
Road and Rail — (0.8)%
Union Pacific Corp.	(39,980)	(3,180,409)
Werner Enterprises, Inc.	(22,353)	(607,107)
		(3,787,516)
Semiconductors and Semiconductor Equipment — (5.4)%
Intel Corp.	(397,990)	(12,874,977)
Lam Research Corp.	(44,980)	(3,715,348)
Microchip Technology, Inc.	(189,870)	(9,151,734)
		(25,742,059)
Specialty Retail — (1.4)%
Signet Jewelers Ltd.	(40,100)	(4,973,603)
Tiffany & Co.	(23,400)	(1,717,092)
		(6,690,695)
Technology Hardware, Storage and Peripherals — (0.4)%
HP, Inc.	(139,990)	(1,724,677)
Thrifts and Mortgage Finance — (0.9)%
New York Community Bancorp, Inc.	(276,890)	(4,402,551)
Trading Companies and Distributors — (0.2)%
Rush Enterprises, Inc., Class A	(42,676)	(778,410)

16

	Shares	Value
Wireless Telecommunication Services — (0.1)%
United States Cellular Corp.	(5,374)	$(245,538)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $292,017,450)		(303,924,276)
EXCHANGE-TRADED FUNDS SOLD SHORT — (13.2)%
Alerian MLP ETF	(504,700)	(5,501,230)
Consumer Discretionary Select Sector SPDR Fund	(25,760)	(2,036,328)
Industrial Select Sector SPDR Fund	(34,540)	(1,915,934)
iShares Russell 1000 Growth ETF	(224,880)	(22,438,526)
iShares U.S. Oil & Gas Exploration & Production ETF	(22,920)	(1,191,382)
iShares U.S. Real Estate ETF	(10,610)	(826,094)
Market Vectors Oil Service ETF	(29,890)	(795,373)
SPDR Gold Shares	(5,290)	(622,104)
SPDR S&P Regional Banking ETF	(77,980)	(2,935,167)
Technology Select Sector SPDR Fund	(243,230)	(10,789,683)
Utilities Select Sector SPDR Fund	(278,380)	(13,813,216)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $59,383,973)		(62,865,037)
TOTAL SECURITIES SOLD SHORT — (77.1)% (Proceeds $351,401,423)		(366,789,313)
OTHER ASSETS AND LIABILITIES(3) — 77.0%		366,468,183
TOTAL NET ASSETS — 100.0%		$475,741,611

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	966,527	EUR	862,936	UBS AG	6/30/16	$(18,063)
USD	99,852	EUR	89,015	UBS AG	6/30/16	(1,712)
USD	3,302,865	EUR	2,946,727	UBS AG	6/30/16	(59,281)
JPY	8,709,338	USD	77,619	Credit Suisse AG	6/30/16	(30)
JPY	3,304,958	USD	29,246	Credit Suisse AG	6/30/16	197
USD	804,178	JPY	90,307,538	Credit Suisse AG	6/30/16	(346)
USD	36,887	JPY	4,165,100	Credit Suisse AG	6/30/16	(219)
						$(79,454)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $287,380,221.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $445,617,032)	$476,062,741
Deposits with broker for securities sold short	364,128,230
Receivable for investments sold	3,468,228
Receivable for capital shares sold	2,579,052
Unrealized appreciation on forward foreign currency exchange contracts	197
Dividends and interest receivable	816,461
847,054,909

Liabilities
Securities sold short, at value (proceeds of $351,401,423)	366,789,313
Payable for investments purchased	3,120,683
Payable for capital shares redeemed	349,903
Unrealized depreciation on forward foreign currency exchange contracts	79,651
Accrued management fees	561,968
Distribution and service fees payable	31,292
Dividend expense payable on securities sold short	380,488
371,313,298

Net Assets	$475,741,611

Net Assets Consist of:
Capital (par value and paid-in surplus)	$467,871,591
Accumulated net investment loss	(84,812)
Accumulated net realized loss	(7,023,600)
Net unrealized appreciation	14,978,432
$475,741,611

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$253,885,135	23,661,319	$10.73
Institutional Class, $0.01 Par Value	$124,248,545	11,467,608	$10.83
A Class, $0.01 Par Value	$76,630,492	7,221,734	$10.61*
C Class, $0.01 Par Value	$20,901,551	2,040,214	$10.24
R Class, $0.01 Par Value	$75,888	7,235	$10.49
*Maximum offering price $11.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $29,374)	$3,026,525
Interest	273,382
3,299,907

Expenses:
Dividend expense on securities sold short	3,345,391
Broker fees and charges on securities sold short	294,622
Management fees	3,145,859
Distribution and service fees:
A Class	68,931
C Class	118,281
R Class	327
Directors' fees and expenses	5,271
Other expenses	6,269
6,984,951
Fees waived	(504,807)
6,480,144

Net investment income (loss)	(3,180,237)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,936,138)
Securities sold short transactions	3,606,857
Foreign currency transactions	(5,944)
1,664,775

Change in net unrealized appreciation (depreciation) on:
Investments	25,265,277
Securities sold short	(14,651,621)
Translation of assets and liabilities in foreign currencies	(116,592)
10,497,064

Net realized and unrealized gain (loss)	12,161,839

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,981,602

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$(3,180,237)	$(1,537,661)
Net realized gain (loss)	1,664,775	973,583
Change in net unrealized appreciation (depreciation)	10,497,064	3,395,433
Net increase (decrease) in net assets resulting from operations	8,981,602	2,831,355

Distributions to Shareholders
From net realized gains:
Investor Class	(1,774,577)	(932,471)
Institutional Class	(211,977)	(103,125)
A Class	(542,336)	(252,822)
C Class	(227,499)	(144,211)
R Class	(557)	(8,359)
Decrease in net assets from distributions	(2,756,946)	(1,440,988)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	396,333,523	(4,496,697)

Net increase (decrease) in net assets	402,558,179	(3,106,330)

Net Assets
Beginning of period	73,183,432	76,289,762
End of period	$475,741,611	$73,183,432

Accumulated net investment loss	$(84,812)	$(346,295)

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (formerly Market Neutral Value Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

21

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued

22

interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the year ended March 31, 2016, the investment advisor voluntarily agreed to waive 0.30% of the fund's management fee. The investment advisor expects the fee waiver to continue until July 31, 2016, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2016 was $309,528, $76,882, $82,717, $35,484 and $196 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

23

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended March 31, 2016 were $933,825,414 and $944,196,544, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	160,000,000		50,000,000
Sold	23,436,964	$248,747,920	1,358,179	$14,061,175
Issued in reinvestment of distributions	166,222	1,737,019	85,909	882,278
Redeemed	(4,678,769)	(49,636,282)	(1,566,788)	(16,203,149)
	18,924,417	200,848,657	(122,700)	(1,259,696)
Institutional Class/Shares Authorized	60,000,000		20,000,000
Sold	11,252,623	120,520,975	336,272	3,506,275
Issued in reinvestment of distributions	20,093	211,977	9,974	103,125
Redeemed	(376,564)	(4,047,101)	(330,897)	(3,422,772)
	10,896,152	116,685,851	15,349	186,628
A Class/Shares Authorized	50,000,000		5,000,000
Sold	7,508,437	78,853,456	760,742	7,849,870
Issued in reinvestment of distributions	52,448	542,312	24,790	252,614
Redeemed	(1,238,311)	(12,963,697)	(1,228,595)	(12,561,119)
	6,322,574	66,432,071	(443,063)	(4,458,635)
C Class/Shares Authorized	15,000,000		5,000,000
Sold	1,389,234	14,131,872	328,117	3,292,359
Issued in reinvestment of distributions	22,694	227,167	14,469	143,820
Redeemed	(160,361)	(1,619,700)	(240,538)	(2,414,029)
	1,251,567	12,739,339	102,048	1,022,150
R Class/Shares Authorized	10,000,000		5,000,000
Sold	4,187	43,480	440	4,497
Issued in reinvestment of distributions	54	557	827	8,359
Redeemed	(40,548)	(416,432)	—	—
	(36,307)	(372,395)	1,267	12,856
Net increase (decrease)	37,358,403	$396,333,523	(447,099)	$(4,496,697)

24

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$308,370,669	—	—
Convertible Bonds	—	$33,833,806	—
Exchange-Traded Funds	23,043,016	—	—
Convertible Preferred Stocks	—	3,390,320	—
Temporary Cash Investments	42,437,930	64,987,000	—
	$373,851,615	$102,211,126	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$197	—

Liabilities
Securities Sold Short
Common Stocks	$303,924,276	—	—
Exchange-Traded Funds	62,865,037	—	—
	$366,789,313	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$79,651	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign

25

currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,376,210.

The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $197 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $79,651 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(4,800) in net realized gain (loss) on foreign currency transactions and $(116,677) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$547,432	$1,033,260
Long-term capital gains	$2,209,514	$407,728

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$451,932,431
Gross tax appreciation of investments	$24,702,340
Gross tax depreciation of investments	(572,030)
Net tax appreciation (depreciation) of investments	24,130,310
Net tax appreciation (depreciation) on securities sold short	(21,789,982)
Net tax appreciation (depreciation)	$2,340,328
Undistributed ordinary income	$5,469,278
Accumulated long-term gains	$60,414

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(3)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(4)	5.22%(4)	1.61%(4)	(2.49)%(4)	(2.79)%(4)	292%	$3,118
Institutional Class
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(3)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(4)	5.02%(4)	1.41%(4)	(2.29)%(4)	(2.59)%(4)	292%	$413
A Class
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(3)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(4)	5.47%(4)	1.86%(4)	(2.74)%(4)	(3.04)%(4)	292%	$432

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(3)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(4)	6.22%(4)	2.61%(4)	(3.49)%(4)	(3.79)%(4)	292%	$411
R Class
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(3)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(4)	5.72%(4)	2.11%(4)	(2.99)%(4)	(3.29)%(4)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through March 31, 2012.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund (formerly, Market Neutral Value Fund) (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

29

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $547,432, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $547,432 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $2,209,514, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88867 1605

Annual Report

March 31, 2016

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	1.94%	11.57%	8.91%	—	3/31/04
Russell Midcap Value Index	—	-3.39%	10.50%	7.22%	—	—
Institutional Class	AVUAX	2.14%	11.78%	9.13%	—	8/2/04
A Class	ACLAX				—	1/13/05
No sales charge		1.69%	11.30%	8.65%	—
With sales charge		-4.17%	9.99%	8.00%	—
C Class	ACCLX	0.90%	10.45%	—	11.97%	3/1/10
R Class	AMVRX	1.43%	11.00%	8.38%	—	7/29/05
R6 Class	AMDVX	2.29%	—	—	10.50%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $23,503

Russell Midcap Value Index — $20,098

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

Mid Cap Value returned 1.94%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell Midcap Value Index, returned -3.39%. The fund’s return reflects operating expenses, while the index’s return does not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter after the Fed scaled back its projected number of rate hikes for the year, from four to two. Against this backdrop, mid-cap stocks underperformed the broader market as investors sought stability in large caps. Mid-cap value stocks outperformed mid-cap growth.

In this environment, Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested, during a period when only three of the index sectors had positive returns. On a relative basis, the portfolio outperformed its benchmark index, aided by its holdings in consumer staples, energy, financials, industrials, and health care. The portfolio’s stock selection in information technology detracted from relative performance.

Consumer Staples Contributed

Positioning in the consumer staples sector aided relative performance, due in part to an overweight investment in Sysco, a large distributor of food and related products. Sysco’s stock rose after the company reported better-than-expected financial results, fueled by strong volume growth.

Stock Selection in Energy Lifted Returns

Stock selection in energy contributed to relative performance, but was partially offset by the negative impact of the portfolio’s overweight, as downward volatility in oil prices weighed on stock price performance in the overall energy sector. Cameron International, a provider of oilfield flow-control equipment, was a positive contributor. Cameron’s stock price surged higher last August on news it was being acquired by oilfield-services provider Schlumberger for a healthy premium.

Financial and Industrials Aided Results

Security selection in financials, especially in the banks and insurance industries, supported relative returns, with strong stock price performance by HCC Insurance Holdings, which is no longer held. Within the industrials sector, the portfolio benefited from its overweight stake in waste management company Republic Services. In the first quarter of 2016, Republic reported better-than-expected earnings, and continued to execute well, aided by its minimal exposure to emerging markets and foreign currency issues.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Information Technology Dragged

Stock selection in information technology weighed on relative results, due in part to a portfolio-only position in memory chip manufacturer Micron Technology. Micron Technology’s business suffered from weakness and pricing pressures in the PC components market, factors that weighed on its earnings and share-price performance. We exited the position.

Several Energy Stocks Detracted

Despite positive overall stock selection in energy, declining oil and natural gas prices weighed on a number of the portfolio’s energy holdings. These included portfolio-only positions in Devon Energy, Anadarko Petroleum, and Imperial Oil, and an overweight in Noble Energy.

Outlook

As of March 31, 2016, the portfolio’s largest overweights are in the consumer staples and industrials sectors. We have identified many stocks in the consumer staples sector that fit our investment process well due to high returns on invested capital, stability, and healthy balance sheets. The portfolio has smaller overweights in the health care and energy sectors, and we continue to focus on higher-quality energy companies. The portfolio’s largest underweight remains in the financials sector due to a continued underweight to real estate investment trusts (REITs). The portfolio has smaller underweights in materials, utilities, consumer discretionary, information technology, and telecommunication services.

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
Northern Trust Corp.	3.0%
Sysco Corp.	2.9%
iShares Russell Mid-Cap Value ETF	2.6%
Republic Services, Inc.	2.2%
Zimmer Biomet Holdings, Inc.	2.0%
Tyco International plc	2.0%
Applied Materials, Inc.	1.8%
Edison International	1.7%
Weyerhaeuser Co.	1.7%
Imperial Oil Ltd.	1.7%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.8%
Electric Utilities	7.2%
Banks	7.1%
Insurance	6.9%
Commercial Services and Supplies	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.8%
Exchange-Traded Funds	2.6%
Total Equity Exposure	97.4%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1097.40	$5.19	0.99%
Investor Class (before waiver)	$1,000	$1,097.40(2)	$5.24	1.00%
Institutional Class (after waiver)	$1,000	$1098.50	$4.14	0.79%
Institutional Class (before waiver)	$1,000	$1,098.50(2)	$4.20	0.80%
A Class (after waiver)	$1,000	$1096.20	$6.50	1.24%
A Class (before waiver)	$1,000	$1,096.20(2)	$6.55	1.25%
C Class (after waiver)	$1,000	$1091.60	$10.41	1.99%
C Class (before waiver)	$1,000	$1,091.60(2)	$10.46	2.00%
R Class (after waiver)	$1,000	$1094.30	$7.80	1.49%
R Class (before waiver)	$1,000	$1,094.30(2)	$7.85	1.50%
R6 Class (after waiver)	$1,000	$1099.30	$3.36	0.64%
R6 Class (before waiver)	$1,000	$1,099.30(2)	$3.41	0.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.05	$5.00	0.99%
Investor Class (before waiver)	$1,000	$1,020.00	$5.05	1.00%
Institutional Class (after waiver)	$1,000	$1,021.05	$3.99	0.79%
Institutional Class (before waiver)	$1,000	$1,021.00	$4.04	0.80%
A Class (after waiver)	$1,000	$1,018.80	$6.26	1.24%
A Class (before waiver)	$1,000	$1,018.75	$6.31	1.25%
C Class (after waiver)	$1,000	$1,015.05	$10.02	1.99%
C Class (before waiver)	$1,000	$1,015.00	$10.07	2.00%
R Class (after waiver)	$1,000	$1,017.55	$7.52	1.49%
R Class (before waiver)	$1,000	$1,017.50	$7.57	1.50%
R6 Class (after waiver)	$1,000	$1,021.80	$3.23	0.64%
R6 Class (before waiver)	$1,000	$1,021.75	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 94.8%
Aerospace and Defense — 0.9%
Textron, Inc.	1,645,762	$60,004,483
Automobiles — 1.3%
Honda Motor Co., Ltd. ADR	1,487,432	40,666,391
Thor Industries, Inc.	710,690	45,320,701
		85,987,092
Banks — 7.1%
Bank of Hawaii Corp.	750,956	51,275,276
BB&T Corp.	1,403,504	46,694,578
Comerica, Inc.	884,782	33,506,694
Commerce Bancshares, Inc.	1,615,135	72,600,318
M&T Bank Corp.	611,030	67,824,330
PNC Financial Services Group, Inc. (The)	752,920	63,674,445
SunTrust Banks, Inc.	990,351	35,731,864
UMB Financial Corp.	791,627	40,871,702
Westamerica Bancorporation(1)	1,556,989	75,840,934
		488,020,141
Capital Markets — 5.1%
Franklin Resources, Inc.	1,097,704	42,865,341
Northern Trust Corp.	3,191,727	208,004,849
State Street Corp.	899,466	52,636,750
T. Rowe Price Group, Inc.	598,271	43,948,988
		347,455,928
Commercial Services and Supplies — 5.7%
ADT Corp. (The)	1,115,898	46,041,951
Clean Harbors, Inc.(2)	1,180,640	58,252,778
Republic Services, Inc.	3,130,972	149,190,816
Tyco International plc	3,732,921	137,035,530
		390,521,075
Containers and Packaging — 2.1%
Bemis Co., Inc.	525,371	27,203,710
Sonoco Products Co.	1,331,894	64,690,092
WestRock Co.	1,311,548	51,189,718
		143,083,520
Diversified Financial Services — 0.4%
Markit Ltd.(2)	756,100	26,728,135
Diversified Telecommunication Services — 1.1%
CenturyLink, Inc.	2,457,530	78,542,659
Electric Utilities — 7.2%
Edison International	1,661,640	119,455,300
Great Plains Energy, Inc.	1,639,394	52,870,456
PG&E Corp.	1,856,405	110,864,507
Westar Energy, Inc.	2,291,530	113,682,803
Xcel Energy, Inc.	2,278,543	95,288,668
		492,161,734

	Shares	Value
Electrical Equipment — 2.2%
Emerson Electric Co.	930,097	$50,578,675
Hubbell, Inc.	558,462	59,157,880
Rockwell Automation, Inc.	369,283	42,005,941
		151,742,496
Electronic Equipment, Instruments and Components — 2.1%
Keysight Technologies, Inc.(2)	2,634,964	73,093,901
TE Connectivity Ltd.	1,111,730	68,838,322
		141,932,223
Energy Equipment and Services — 2.2%
Cameron International Corp.(2)	402,161	26,964,895
FMC Technologies, Inc.(2)	2,124,924	58,137,921
Frank's International NV	186,315	3,070,471
Helmerich & Payne, Inc.	1,011,938	59,420,999
		147,594,286
Food and Staples Retailing — 2.9%
Sysco Corp.	4,191,696	195,877,954
Food Products — 5.3%
ConAgra Foods, Inc.	2,062,409	92,024,690
General Mills, Inc.	967,760	61,307,596
J.M. Smucker Co. (The)	477,079	61,943,937
Kellogg Co.	702,574	53,782,040
Mondelez International, Inc., Class A	2,294,193	92,043,023
		361,101,286
Gas Utilities — 1.9%
Atmos Energy Corp.	814,908	60,515,068
Laclede Group, Inc. (The)	1,072,475	72,660,181
		133,175,249
Health Care Equipment and Supplies — 5.7%
Abbott Laboratories	1,130,810	47,301,782
Baxter International, Inc.	2,177,277	89,442,539
Becton Dickinson and Co.	275,092	41,764,467
Boston Scientific Corp.(2)	3,732,121	70,201,196
Zimmer Biomet Holdings, Inc.	1,301,569	138,786,303
		387,496,287
Health Care Providers and Services — 2.7%
LifePoint Health, Inc.(2)	1,507,435	104,389,874
Quest Diagnostics, Inc.	1,084,525	77,489,311
		181,879,185
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	712,711	37,609,760
Household Durables — 0.7%
PulteGroup, Inc.	2,488,647	46,562,585
Industrial Conglomerates — 1.1%
Koninklijke Philips NV	2,616,133	74,526,622
Insurance — 6.9%
Aflac, Inc.	542,635	34,261,974
Allstate Corp. (The)	542,645	36,557,994
Brown & Brown, Inc.	1,606,152	57,500,242
Chubb Ltd.	785,536	93,596,614
MetLife, Inc.	841,959	36,995,679

	Shares	Value
ProAssurance Corp.	663,029	$33,549,267
Reinsurance Group of America, Inc.	828,069	79,701,641
Torchmark Corp.	476,899	25,828,850
Travelers Cos., Inc. (The)	114,126	13,319,646
Unum Group	1,863,457	57,618,090
		468,929,997
Leisure Products — 0.3%
Mattel, Inc.	709,692	23,859,845
Machinery — 1.1%
Oshkosh Corp.	996,899	40,743,262
Parker-Hannifin Corp.	331,735	36,849,124
		77,592,386
Metals and Mining — 0.6%
Nucor Corp.	872,448	41,266,790
Multi-Utilities — 1.7%
Ameren Corp.	763,006	38,226,601
Consolidated Edison, Inc.	478,100	36,632,022
NorthWestern Corp.	627,307	38,736,207
		113,594,830
Multiline Retail — 0.4%
Target Corp.	366,236	30,133,898
Oil, Gas and Consumable Fuels — 8.8%
Anadarko Petroleum Corp.	1,263,678	58,849,484
Cimarex Energy Co.	597,589	58,127,482
Devon Energy Corp.	1,547,120	42,452,973
EQT Corp.	1,690,618	113,710,967
Imperial Oil Ltd.	3,535,995	118,134,224
Noble Energy, Inc.	2,953,572	92,771,696
Occidental Petroleum Corp.	1,397,574	95,635,989
Pioneer Natural Resources Co.	150,409	21,168,563
		600,851,378
Real Estate Investment Trusts (REITs) — 5.4%
Boston Properties, Inc.	189,606	24,095,131
Corrections Corp. of America	2,224,084	71,281,892
Empire State Realty Trust, Inc.	2,024,461	35,488,801
Host Hotels & Resorts, Inc.	2,801,563	46,786,102
Piedmont Office Realty Trust, Inc., Class A	3,617,278	73,466,916
Weyerhaeuser Co.	3,845,305	119,127,549
		370,246,391
Road and Rail — 2.2%
CSX Corp.	2,806,143	72,258,182
Heartland Express, Inc.	4,115,405	76,340,763
		148,598,945
Semiconductors and Semiconductor Equipment — 4.9%
Applied Materials, Inc.	5,890,117	124,752,678
Lam Research Corp.	458,005	37,831,213
Maxim Integrated Products, Inc.	2,370,967	87,204,167
Microchip Technology, Inc.	347,436	16,746,415
Teradyne, Inc.	3,314,958	71,569,943
		338,104,416

	Shares	Value
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	515,436	$82,645,008
CST Brands, Inc.	2,029,324	77,702,816
		160,347,824
Technology Hardware, Storage and Peripherals — 0.6%
SanDisk Corp.	511,180	38,890,574
Textiles, Apparel and Luxury Goods — 0.5%
Ralph Lauren Corp.	384,941	37,054,421
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	4,723,101	62,628,319
TOTAL COMMON STOCKS (Cost $5,721,882,312)		6,484,102,714
EXCHANGE-TRADED FUNDS — 2.6%
iShares Russell Mid-Cap Value ETF (Cost $162,199,685)	2,498,449	177,214,988
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.75%, 8/15/25 - 8/15/41, valued at $115,255,250), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $112,985,314)		112,985,000
State Street Institutional Liquid Reserves Fund, Premier Class	73,779,498	73,779,498
TOTAL TEMPORARY CASH INVESTMENTS (Cost $186,764,498)		186,764,498
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $6,070,846,495)		6,848,082,200
OTHER ASSETS AND LIABILITIES — (0.1)%		(4,497,091)
TOTAL NET ASSETS — 100.0%		$6,843,585,109

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,728,511	USD	3,572,516	Morgan Stanley	06/30/16	$68,569
USD	99,189,789	CAD	130,909,691	Morgan Stanley	06/30/16	(1,614,313)
USD	2,408,903	CAD	3,123,240	Morgan Stanley	06/30/16	3,922
USD	61,618,896	EUR	55,014,661	UBS AG	06/30/16	(1,151,542)
USD	24,054,634	JPY	2,701,287,312	Credit Suisse AG	06/30/16	(10,340)
						$(2,703,704)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $5,999,773,185)	$6,772,241,266
Investment securities - affiliated, at value (cost of $71,073,310)	75,840,934
Total investment securities, at value (cost of $6,070,846,495)	6,848,082,200
Foreign currency holdings, at value (cost of $516,227)	474,668
Receivable for investments sold	56,673,263
Receivable for capital shares sold	17,378,515
Unrealized appreciation on forward foreign currency exchange contracts	72,491
Dividends and interest receivable	14,410,978
6,937,092,115

Liabilities
Payable for investments purchased	78,296,695
Payable for capital shares redeemed	6,819,488
Unrealized depreciation on forward foreign currency exchange contracts	2,776,195
Accrued management fees	5,200,002
Distribution and service fees payable	414,626
93,507,006

Net Assets	$6,843,585,109

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,173,419,614
Undistributed net investment income	11,642,971
Accumulated net realized loss	(115,972,909)
Net unrealized appreciation	774,495,433
$6,843,585,109

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,554,130,918	231,968,270	$15.32
Institutional Class, $0.01 Par Value	$1,153,899,349	75,273,372	$15.33
A Class, $0.01 Par Value	$1,360,885,923	88,969,944	$15.30*
C Class, $0.01 Par Value	$102,905,699	6,781,963	$15.17
R Class, $0.01 Par Value	$127,581,200	8,360,227	$15.26
R6 Class, $0.01 Par Value	$544,182,020	35,502,150	$15.33
* Maximum offering price $16.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (including $2,471,571 from affiliates and net of foreign taxes withheld of $425,843)	$141,391,548
Interest	91,800
141,483,348

Expenses:
Management fees	61,575,555
Distribution and service fees:
A Class	3,396,403
C Class	858,371
R Class	621,004
Directors' fees and expenses	228,326
Other expenses	1,660
66,681,319
Fees waived	(677,064)
66,004,255

Net investment income (loss)	75,479,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(965,303) from affiliates)	249,624,836
Foreign currency transactions	4,488,011
254,112,847

Change in net unrealized appreciation (depreciation) on:
Investments	(191,904,315)
Translation of assets and liabilities in foreign currencies	(6,160,559)
(198,064,874)

Net realized and unrealized gain (loss)	56,047,973

Net Increase (Decrease) in Net Assets Resulting from Operations	$131,527,066

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$75,479,093	$65,291,642
Net realized gain (loss)	254,112,847	612,577,453
Change in net unrealized appreciation (depreciation)	(198,064,874)	86,882,674
Net increase (decrease) in net assets resulting from operations	131,527,066	764,751,769

Distributions to Shareholders
From net investment income:
Investor Class	(42,456,054)	(37,256,893)
Institutional Class	(14,873,131)	(11,727,859)
A Class	(13,188,282)	(9,032,919)
C Class	(261,415)	(171,139)
R Class	(889,590)	(835,736)
R6 Class	(5,941,406)	(1,610,130)
From net realized gains:
Investor Class	(306,430,134)	(328,624,367)
Institutional Class	(94,557,760)	(88,881,075)
A Class	(119,189,154)	(129,993,613)
C Class	(7,803,773)	(6,378,011)
R Class	(10,991,672)	(11,745,677)
R6 Class	(33,322,014)	(12,874,828)
Decrease in net assets from distributions	(649,904,385)	(639,132,247)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	678,685,550	1,445,027,845

Net increase (decrease) in net assets	160,308,231	1,570,647,367

Net Assets
Beginning of period	6,683,276,878	5,112,629,511
End of period	$6,843,585,109	$6,683,276,878

Undistributed net investment income	$11,642,971	$10,651,631

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. During the year ended March 31, 2016, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2016, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2016 was $368,102, $108,605, $142,048, $8,925, $12,961 and $36,423 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $4,237,151,667 and $4,168,810,174, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,355,000,000		1,000,000,000
Sold	46,886,278	$726,588,711	47,845,228	$805,464,849
Issued in reinvestment of distributions	22,803,942	338,309,767	21,749,952	357,551,089
Redeemed	(63,495,986)	(995,699,429)	(42,736,259)	(717,011,409)
	6,194,234	69,199,049	26,858,921	446,004,529
Institutional Class/Shares Authorized	500,000,000		350,000,000
Sold	25,276,057	394,037,156	21,317,473	358,366,290
Issued in reinvestment of distributions	5,835,014	86,628,472	4,863,510	80,063,695
Redeemed	(16,752,803)	(263,051,652)	(14,945,599)	(251,817,748)
	14,358,268	217,613,976	11,235,384	186,612,237
A Class/Shares Authorized	575,000,000		350,000,000
Sold	25,452,354	397,016,320	52,471,389	867,401,841
Issued in reinvestment of distributions	8,720,476	128,973,104	8,314,134	136,295,978
Redeemed	(33,009,047)	(515,757,726)	(22,106,527)	(370,969,551)
	1,163,783	10,231,698	38,678,996	632,728,268
C Class/Shares Authorized	50,000,000		20,000,000
Sold	2,576,346	39,427,299	1,327,076	22,095,693
Issued in reinvestment of distributions	486,080	7,099,539	358,656	5,834,066
Redeemed	(1,077,300)	(16,527,955)	(605,325)	(10,095,709)
	1,985,126	29,998,883	1,080,407	17,834,050
R Class/Shares Authorized	70,000,000		40,000,000
Sold	2,231,125	34,966,484	2,530,872	42,216,647
Issued in reinvestment of distributions	798,168	11,757,959	760,719	12,445,520
Redeemed	(2,520,338)	(39,520,721)	(2,210,722)	(36,981,897)
	508,955	7,203,722	1,080,869	17,680,270
R6 Class/Shares Authorized	200,000,000		50,000,000
Sold	24,040,730	372,402,699	9,299,284	156,315,103
Issued in reinvestment of distributions	2,643,832	39,261,659	880,443	14,484,958
Redeemed	(4,328,604)	(67,226,136)	(1,593,718)	(26,631,570)
	22,355,958	344,438,222	8,586,009	144,168,491
Net increase (decrease)	46,566,324	$678,685,550	87,520,586	$1,445,027,845

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,291,441,868	$192,660,846	—
Exchange-Traded Funds	177,214,988	—	—
Temporary Cash Investments	73,779,498	112,985,000	—
	$6,542,436,354	$305,645,846	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$72,491	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,776,195	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Westamerica Bancorporation	$49,253,783	$20,491,069	$2,044,370	$(92,230)	$2,195,610	$75,840,934
Heartland Express, Inc.(1)	38,508,473	53,768,789	4,145,324	(873,073)	275,961	(1)
	$87,762,256	$74,259,858	$6,189,694	$(965,303)	$2,471,571	$75,840,934

(1) Company was not an affiliate at March 31, 2016.

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $214,637,095.

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The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $72,491 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,776,195 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $4,434,805 in net realized gain (loss) on foreign currency transactions and $(6,151,893) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$220,067,909	$288,118,716
Long-term capital gains	$429,836,476	$351,013,531

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,163,754,093
Gross tax appreciation of investments	$931,157,977
Gross tax depreciation of investments	(246,829,870)
Net tax appreciation (depreciation) of investments	684,328,107
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(36,567)
Net tax appreciation (depreciation)	$684,291,540
Undistributed ordinary income	$11,642,971
Accumulated long-term gains	$1,298,294
Post-October capital loss deferral	$(27,067,310)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.00%	1.69%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.01%	1.80%	1.80%	82%	$1,615,365
Institutional Class
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	0.80%	1.89%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	0.81%	2.00%	2.00%	82%	$262,032

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.25%	1.44%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.26%	1.55%	1.55%	82%	$316,497
C Class
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	2.00%	0.69%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	2.01%	0.80%	0.80%	82%	$15,242

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.50%	1.19%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.51%	1.30%	1.30%	82%	$50,444
R6 Class
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(3)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(5)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $117,913,942, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $142,458,031 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $429,836,476, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88868 1605

Annual Report

March 31, 2016

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	-4.92%	9.77%	4.74%	5/12/06
Russell 1000 Value Index	—	-1.54%	10.23%	5.63%	—
S&P 500 Index	—	1.78%	11.57%	7.09%	—
R6 Class	ACDLX	-4.70%	—	5.82%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Institutional Class — $15,805

Russell 1000 Value Index — $17,196

S&P 500 Index — $19,698

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

In January 2016, portfolio manager Matt Titus left the NT Large Company Value management team and portfolio manager Brian Woglom joined the NT Large Company Value management team.

Performance Summary

NT Large Company Value returned -4.92%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell 1000 Value Index, returned -1.54%. The fund’s return reflects operating expenses, while the index’s return does not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter of 2016 after the Fed scaled back its projected number of rate hikes for the year, from four to two. Against this backdrop, larger caps outperformed, while value stocks underperformed growth. Five out of 10 sectors of the Russell 1000 Value Index had negative performance, with the weakest performance in energy.

In this environment, NT Large Company Value received positive results in absolute terms from three of the 10 sectors in which it was invested. On a relative basis, it underperformed due primarily to positioning. The portfolio was hampered by its stance in the information technology, financials, telecommunications services, consumer discretionary, and health care. Fund holdings in in energy contributed positively.

Information Technology Detracted

Security selection in the information technology sector detracted the most from relative returns. Detractors included Western Digital, a leading supplier of computer hard disk drives. The company’s share price sold lower as the PC end-market for its hard drives continued to decline. Investors were also concerned about the company’s pending merger with SanDisk, a deal that received mixed reviews for both price and strategy. We eliminated the position in the first quarter of 2016 given concerns over its deteriorating end market and ahead of the close of the merger.

Financials Weighed on Performance

Stock selection in financials, especially in the insurance area, dampened relative performance. An overweight in capital markets companies, such as Ameriprise Financial, was also detrimental. Ameriprise in particular underperformed due to weaker-than-expected results in the fourth quarter of 2015, including lower advisory margins and elevated asset management outflows. The portfolio’s underweight in financials was a small positive.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Underweights in Utilities and Telecommunications Services Hurt

The portfolio’s positioning in utilities and lack of exposure to telecommunications services hindered performance. Both sectors performed well as investors sought stability during the market volatility. Additionally, the utilities sector outperformed as long-term interest rates declined and there was continued consolidation in the sector.

Consumer Staples Provided Mixed Results

An underweight in the consumer staples sectors was a drag on relative performance. Consumer staples delivered strong positive performance for the index as investors sought stability during periods of market volatility.

On a positive note, stock selection in consumer staples supported relative performance, due in part to an overweight position in food distributor Sysco. Sysco’s stock rose after it reported results that exceeded analysts’ forecasts, due to strong volume growth.

Energy Boosts Results

Security selection in energy was the largest positive contributor to relative returns, as the portfolio avoided many of the exploration and production stocks that were the sharpest decliners during the oil market sell-off. Avoiding several struggling companies in the sector, including Kinder Morgan, boosted results. The portfolio’s overweight position in Valero Energy also contributed to returns. In the first quarter of 2016, we sold the Valero position following its stock price appreciation and used the proceeds to initiate a position in Schlumberger, the world's largest oilfield services company. We purchased Schlumberger after the stock fell to very attractive levels in the first quarter of 2016 due to the company’s disappointing results in the fourth quarter of 2015 and preliminary 2016 guidance. The stock rose after the position was initiated, contributing positively to relative performance.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2016, the portfolio remains underweight in utilities and financials. We are especially cautious toward investments, such as utilities and real estate investment trusts (REITs), that are both susceptible to rising interest rates and generally overvalued. The portfolio has no holdings in the telecommunication services sector due to continued concern about competitive dynamics in the sector. The portfolio’s largest overweights are in the health care and consumer discretionary sectors. The portfolio is also overweight in industrials and energy, where we are finding companies that are attractively valued.

4

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
Schlumberger Ltd.	2.9%
Chevron Corp.	2.7%
Cisco Systems, Inc.	2.7%
Pfizer, Inc.	2.6%
Oracle Corp.	2.5%
TOTAL SA ADR	2.5%
United Technologies Corp.	2.2%
U.S. Bancorp	2.1%

Top Five Industries	% of net assets
Banks	12.8%
Oil, Gas and Consumable Fuels	10.7%
Pharmaceuticals	6.8%
Health Care Equipment and Supplies	5.6%
Insurance	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	1.2%
Total Equity Exposure	99.4%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,056.10	$3.29	0.64%
R6 Class	$1,000	$1,057.80	$2.52	0.49%
Hypothetical
Institutional Class	$1,000	$1,021.80	$3.23	0.64%
R6 Class	$1,000	$1,022.55	$2.48	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace and Defense — 5.3%
Honeywell International, Inc.	179,700	$20,135,385
Huntington Ingalls Industries, Inc.	112,900	15,460,526
Textron, Inc.	382,400	13,942,304
United Technologies Corp.	365,300	36,566,530
		86,104,745
Auto Components — 1.6%
BorgWarner, Inc.	357,600	13,731,840
Delphi Automotive plc	159,400	11,958,188
		25,690,028
Automobiles — 1.2%
Ford Motor Co.	889,200	12,004,200
Harley-Davidson, Inc.	162,900	8,361,657
		20,365,857
Banks — 12.8%
Bank of America Corp.	2,385,500	32,251,960
BB&T Corp.	247,200	8,224,344
JPMorgan Chase & Co.	892,200	52,836,084
KeyCorp	615,500	6,795,120
PNC Financial Services Group, Inc. (The)	288,800	24,423,816
U.S. Bancorp	832,000	33,770,880
Wells Fargo & Co.	1,067,100	51,604,956
		209,907,160
Biotechnology — 0.6%
AbbVie, Inc.	183,100	10,458,672
Capital Markets — 4.9%
Ameriprise Financial, Inc.	231,500	21,763,315
BlackRock, Inc.	37,800	12,873,546
Goldman Sachs Group, Inc. (The)	116,900	18,350,962
Invesco Ltd.	886,400	27,274,528
		80,262,351
Chemicals — 1.5%
Dow Chemical Co. (The)	308,700	15,700,482
LyondellBasell Industries NV, Class A	96,200	8,232,796
		23,933,278
Commercial Services and Supplies — 1.4%
Tyco International plc	629,700	23,116,287
Communications Equipment — 2.7%
Cisco Systems, Inc.	1,557,400	44,339,178
Consumer Finance — 1.1%
Discover Financial Services	355,161	18,084,798
Containers and Packaging — 0.6%
WestRock Co.	249,900	9,753,597
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	116,700	16,557,396

7

	Shares	Value
Electric Utilities — 3.0%
Edison International	209,600	$15,068,144
PPL Corp.	222,600	8,474,382
Westar Energy, Inc.	273,100	13,548,491
Xcel Energy, Inc.	298,900	12,499,998
		49,591,015
Electrical Equipment — 1.3%
Rockwell Automation, Inc.	187,100	21,282,625
Electronic Equipment, Instruments and Components — 1.6%
TE Connectivity Ltd.	297,100	18,396,432
VeriFone Systems, Inc.(1)	268,500	7,582,440
		25,978,872
Energy Equipment and Services — 3.6%
Halliburton Co.	328,900	11,748,308
Schlumberger Ltd.	642,100	47,354,875
		59,103,183
Food and Staples Retailing — 3.0%
CVS Health Corp.	251,100	26,046,603
Sysco Corp.	512,700	23,958,471
		50,005,074
Food Products — 1.2%
Mondelez International, Inc., Class A	474,600	19,040,952
Health Care Equipment and Supplies — 5.6%
Abbott Laboratories	490,000	20,496,700
Baxter International, Inc.	401,700	16,501,836
Medtronic plc	374,800	28,110,000
Zimmer Biomet Holdings, Inc.	246,600	26,294,958
		91,403,494
Health Care Providers and Services — 3.3%
Anthem, Inc.	97,000	13,482,030
HCA Holdings, Inc.(1)	166,100	12,964,105
Laboratory Corp. of America Holdings(1)	125,200	14,664,676
McKesson Corp.	84,600	13,303,350
		54,414,161
Hotels, Restaurants and Leisure — 1.4%
Carnival Corp.	236,600	12,485,382
Marriott International, Inc., Class A	144,400	10,278,392
		22,763,774
Household Durables — 0.9%
Whirlpool Corp.	77,700	14,012,418
Household Products — 1.3%
Procter & Gamble Co. (The)	260,300	21,425,293
Insurance — 5.5%
Aflac, Inc.	211,200	13,335,168
Allstate Corp. (The)	194,800	13,123,676
American International Group, Inc.	276,200	14,928,610
Chubb Ltd.	221,500	26,391,725
MetLife, Inc.	518,800	22,796,072
		90,575,251
Machinery — 3.2%
Ingersoll-Rand plc	536,600	33,274,566

8

	Shares	Value
Stanley Black & Decker, Inc.	187,300	$19,705,833
		52,980,399
Media — 1.5%
AMC Networks, Inc., Class A(1)	127,100	8,253,874
Time Warner, Inc.	230,500	16,722,775
		24,976,649
Oil, Gas and Consumable Fuels — 10.7%
Anadarko Petroleum Corp.	276,900	12,895,233
Chevron Corp.	471,700	45,000,180
Exxon Mobil Corp.	264,800	22,134,632
Imperial Oil Ltd.	729,700	24,378,582
Occidental Petroleum Corp.	444,800	30,437,664
TOTAL SA ADR	904,900	41,100,558
		175,946,849
Pharmaceuticals — 6.8%
Allergan plc(1)	82,400	22,085,672
Johnson & Johnson	240,200	25,989,640
Merck & Co., Inc.	219,700	11,624,327
Pfizer, Inc.	1,465,300	43,431,492
Teva Pharmaceutical Industries Ltd. ADR	161,200	8,625,812
		111,756,943
Road and Rail — 0.8%
Union Pacific Corp.	166,800	13,268,940
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	1,299,400	27,521,292
Intel Corp.	528,000	17,080,800
Lam Research Corp.	139,800	11,547,480
Microchip Technology, Inc.	141,200	6,805,840
		62,955,412
Software — 3.2%
Electronic Arts, Inc.(1)	152,900	10,108,219
Oracle Corp.	1,019,800	41,720,018
		51,828,237
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	127,600	20,459,384
Lowe's Cos., Inc.	108,800	8,241,600
		28,700,984
TOTAL COMMON STOCKS (Cost $1,423,470,534)		1,610,583,872
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Value ETF (Cost $18,315,613)	200,300	19,791,643
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $5,242,738), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $5,136,014)		5,136,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,354,205	3,354,205
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,490,205)		8,490,205
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,450,276,352)		1,638,865,720
OTHER ASSETS AND LIABILITIES — 0.1%		1,339,764
TOTAL NET ASSETS — 100.0%		$1,640,205,484

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	970,923	USD	733,558	Morgan Stanley	6/30/16	$14,079
USD	20,367,009	CAD	26,880,175	Morgan Stanley	6/30/16	(331,473)
USD	749,816	CAD	972,166	Morgan Stanley	6/30/16	1,221
USD	34,134,189	EUR	30,475,730	UBS AG	6/30/16	(637,904)
USD	1,059,916	EUR	928,731	UBS AG	6/30/16	256
						$(953,821)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $1,450,276,352)	$1,638,865,720
Cash	186,976
Foreign currency holdings, at value (cost of $54,598)	55,446
Receivable for investments sold	11,239,230
Receivable for capital shares sold	340
Unrealized appreciation on forward foreign currency exchange contracts	15,556
Dividends and interest receivable	2,881,353
1,653,244,621

Liabilities
Payable for investments purchased	10,664,555
Payable for capital shares redeemed	552,463
Unrealized depreciation on forward foreign currency exchange contracts	969,377
Accrued management fees	852,742
13,039,137

Net Assets	$1,640,205,484

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,475,720,875
Undistributed net investment income	1,501,209
Accumulated net realized loss	(24,649,179)
Net unrealized appreciation	187,632,579
$1,640,205,484

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,531,293,914	144,697,667	$10.58
R6 Class, $0.01 Par Value	$108,911,570	10,288,737	$10.59

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $385,661)	$34,149,628
Interest	10,132
34,159,760

Expenses:
Management fees	9,742,567
Directors' fees and expenses	54,243
Other expenses	5,910
9,802,720

Net investment income (loss)	24,357,040

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,895,925
Futures contract transactions	140,977
Foreign currency transactions	(91,264)
39,945,638

Change in net unrealized appreciation (depreciation) on:
Investments	(127,140,613)
Futures contracts	(31,023)
Translation of assets and liabilities in foreign currencies	(1,444,455)
(128,616,091)

Net realized and unrealized gain (loss)	(88,670,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,313,413)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$24,357,040	$22,299,199
Net realized gain (loss)	39,945,638	173,358,088
Change in net unrealized appreciation (depreciation)	(128,616,091)	(34,839,783)
Net increase (decrease) in net assets resulting from operations	(64,313,413)	160,817,504

Distributions to Shareholders
From net investment income:
Institutional Class	(23,279,786)	(20,503,969)
R6 Class	(1,507,570)	(639,472)
From net realized gains:
Institutional Class	(127,658,246)	(105,699,397)
R6 Class	(7,624,442)	(3,167,409)
Decrease in net assets from distributions	(160,070,044)	(130,010,247)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	412,457,708	79,600,811

Net increase (decrease) in net assets	188,074,251	110,408,068

Net Assets
Beginning of period	1,452,131,233	1,341,723,165
End of period	$1,640,205,484	$1,452,131,233

Undistributed net investment income	$1,501,209	$2,417,232

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

14

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.64% for the Institutional Class and 0.49% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $1,214,232,015 and $926,333,315, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	800,000,000		500,000,000
Sold	33,650,369	$369,443,947	21,882,704	$266,961,883
Issued in reinvestment of distributions	13,963,872	150,938,032	10,198,049	126,203,366
Redeemed	(15,352,282)	(168,885,765)	(28,455,605)	(356,182,291)
	32,261,959	351,496,214	3,625,148	36,982,958
R6 Class/Shares Authorized	70,000,000		20,000,000
Sold	5,636,253	63,970,354	4,384,819	53,708,520
Issued in reinvestment of distributions	845,032	9,132,012	307,590	3,806,881
Redeemed	(1,071,142)	(12,140,872)	(1,190,945)	(14,897,548)
	5,410,143	60,961,494	3,501,464	42,617,853
Net increase (decrease)	37,672,102	$412,457,708	7,126,612	$79,600,811

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,586,205,290	$24,378,582	—
Exchange-Traded Funds	19,791,643	—	—
Temporary Cash Investments	3,354,205	5,136,000	—
	$1,609,351,138	$29,514,582	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$15,556	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$969,377	—

17

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $49,076,139.

Value of Derivative Instruments as of March 31, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$15,556	Unrealized depreciation on forward foreign currency exchange contracts	$969,377
		$15,556		$969,377

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$140,977	Change in net unrealized appreciation (depreciation) on futures contracts	$(31,023)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(63,224)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,456,636)
		$77,753		$(1,487,659)

18

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$47,555,478	$40,769,519
Long-term capital gains	$112,514,566	$89,240,728

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,469,952,935
Gross tax appreciation of investments	$217,405,439
Gross tax depreciation of investments	(48,492,654)
Net tax appreciation (depreciation) of investments	168,912,785
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,968)
Net tax appreciation (depreciation)	$168,909,817
Undistributed ordinary income	$1,501,209
Accumulated long-term gains	$148,039
Post-October capital loss deferral	$(6,074,456)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
R6 Class
2016	$12.38	0.20	(0.77)	(0.57)	(0.20)	(1.02)	(1.22)	$10.59	(4.70)%	0.49%	1.72%	61%	$108,912
2015	$12.18	0.21	1.14	1.35	(0.20)	(0.95)	(1.15)	$12.38	11.17%	0.49%	1.67%	68%	$60,401
2014(3)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(5)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $22,376,225, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $22,762,021 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $112,514,566, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88887 1605

Annual Report

March 31, 2016

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	2.13%	11.86%	9.23%	5/12/06
Russell Midcap Value Index	—	-3.39%	10.50%	7.30%	—
R6 Class	ACDSX	2.36%	—	10.50%	7/26/13
Returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Institutional Class — $23,957

Russell Midcap Value Index — $20,085

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

NT Mid Cap Value returned 2.13%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell Midcap Value Index, returned -3.39%. The fund’s return reflects operating expenses, while the index’s return does not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter after the Fed scaled back its projected number of rate hikes for the year, from four to two. Against this backdrop, mid-cap stocks underperformed the broader market as investors sought stability in large caps. Mid-cap value stocks outperformed mid-cap growth.

In this environment, NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested, during a period when only three of the index sectors had positive returns. On a relative basis, the portfolio outperformed its benchmark index, aided by its holdings in consumer staples, energy, financials, industrials, and health care. The portfolio’s stock selection in information technology detracted from relative performance.

Consumer Staples Contributed

Positioning in the consumer staples sector aided relative performance, due in part to an overweight investment in Sysco, a large distributor of food and related products. Sysco’s stock rose after the company reported better-than-expected financial results, fueled by strong volume growth.

Stock Selection in Energy Lifted Returns

Stock selection in energy contributed to relative performance, but was partially offset by the negative impact of the portfolio’s overweight, as downward volatility in oil prices weighed on stock price performance in the overall energy sector. Cameron International, a provider of oilfield flow-control equipment, was a positive contributor. Cameron’s stock price surged higher last August on news it was being acquired by oilfield-services provider Schlumberger for a healthy premium.

Financial and Industrials Aided Results

Security selection in financials, especially in the banks and insurance industries, supported relative returns, with strong stock price performance by HCC Insurance Holdings, which is no longer held. Within the industrials sector, the portfolio benefited from its overweight stake in waste management company Republic Services. In the first quarter of 2016, Republic reported better-than-expected earnings, and continued to execute well, aided by its minimal exposure to emerging markets and foreign currency issues.

*All fund returns referenced in this commentary are for Institutional Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Information Technology Dragged

Stock selection in information technology weighed on relative results, due in part to a portfolio-only position in memory chip manufacturer Micron Technology. Micron Technology’s business suffered from weakness and pricing pressures in the PC components market, factors that weighed on its earnings and share-price performance. We exited the position.

Several Energy Stocks Detracted

Despite positive overall stock selection in energy, declining oil and natural gas prices weighed on a number of the portfolio’s energy holdings. These included portfolio-only positions in Devon Energy, Anadarko Petroleum, and Imperial Oil, and an overweight in Noble Energy.

Outlook

As of March 31, 2016, the portfolio’s largest overweights are in the industrials and consumer staples sectors. We have identified many stocks in the consumer staples sector that fit our investment process well due to high returns on invested capital, stability, and healthy balance sheets. The portfolio has smaller overweights in the health care and energy sectors, and we continue to focus on higher-quality energy companies. The portfolio’s largest underweight remains in the financials sector due to a continued underweight to real estate investment trusts (REITs). The portfolio has smaller underweights in materials, consumer discretionary, utilities, information technology, and telecommunication services.

4

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
Northern Trust Corp.	3.0%
Sysco Corp.	2.9%
iShares Russell Mid-Cap Value ETF	2.6%
Republic Services, Inc.	2.2%
Zimmer Biomet Holdings, Inc.	2.0%
Tyco International plc	2.0%
Applied Materials, Inc.	1.8%
Edison International	1.8%
Weyerhaeuser Co.	1.8%
Imperial Oil Ltd.	1.7%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.8%
Electric Utilities	7.3%
Banks	7.2%
Insurance	6.9%
Health Care Equipment and Supplies	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.6%
Exchange-Traded Funds	2.6%
Total Equity Exposure	98.2%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,099.00	$4.20	0.80%
Institutional Class (before waiver)	$1,000	$1,099.00(2)	$4.25	0.81%
R6 Class (after waiver)	$1,000	$1,099.80	$3.41	0.65%
R6 Class (before waiver)	$1,000	$1,099.80(2)	$3.46	0.66%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,021.00	$4.04	0.80%
Institutional Class (before waiver)	$1,000	$1,020.95	$4.09	0.81%
R6 Class (after waiver)	$1,000	$1,021.75	$3.29	0.65%
R6 Class (before waiver)	$1,000	$1,021.70	$3.34	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 95.6%
Aerospace and Defense — 0.9%
Textron, Inc.	219,511	$8,003,371
Automobiles — 1.3%
Honda Motor Co., Ltd. ADR	198,191	5,418,542
Thor Industries, Inc.	94,792	6,044,886
		11,463,428
Banks — 7.2%
Bank of Hawaii Corp.	100,162	6,839,061
BB&T Corp.	187,199	6,228,111
Comerica, Inc.	116,868	4,425,791
Commerce Bancshares, Inc.	215,426	9,683,399
M&T Bank Corp.	81,499	9,046,389
PNC Financial Services Group, Inc. (The)	100,112	8,466,472
SunTrust Banks, Inc.	130,812	4,719,697
UMB Financial Corp.	104,715	5,406,436
Westamerica Bancorporation	207,671	10,115,654
		64,931,010
Capital Markets — 5.1%
Franklin Resources, Inc.	146,411	5,717,350
Northern Trust Corp.	422,198	27,514,644
State Street Corp.	119,970	7,020,644
T. Rowe Price Group, Inc.	79,687	5,853,807
		46,106,445
Commercial Services and Supplies — 5.7%
ADT Corp. (The)	147,638	6,091,544
Clean Harbors, Inc.(1)	156,115	7,702,714
Republic Services, Inc.	413,561	19,706,182
Tyco International plc	491,410	18,039,661
		51,540,101
Containers and Packaging — 2.1%
Bemis Co., Inc.	69,395	3,593,273
Sonoco Products Co.	177,095	8,601,504
WestRock Co.	172,209	6,721,317
		18,916,094
Diversified Financial Services — 0.4%
Markit Ltd.(1)	99,871	3,530,440
Diversified Telecommunication Services — 1.1%
CenturyLink, Inc.	324,609	10,374,504
Electric Utilities — 7.3%
Edison International	221,629	15,932,909
Great Plains Energy, Inc.	218,662	7,051,849
PG&E Corp.	247,607	14,787,090
Westar Energy, Inc.	303,180	15,040,760
Xcel Energy, Inc.	303,911	12,709,558
		65,522,166

7

	Shares	Value
Electrical Equipment — 2.3%
Emerson Electric Co.	123,670	$6,725,175
Hubbell, Inc.	73,926	7,830,981
Rockwell Automation, Inc.	51,103	5,812,966
		20,369,122
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(1)	365,529	10,139,775
TE Connectivity Ltd.	152,973	9,472,088
		19,611,863
Energy Equipment and Services — 2.1%
Cameron International Corp.(1)	53,120	3,561,696
FMC Technologies, Inc.(1)	277,772	7,599,842
Frank's International NV	24,660	406,397
Helmerich & Payne, Inc.	133,664	7,848,750
		19,416,685
Food and Staples Retailing — 2.9%
Sysco Corp.	553,668	25,872,906
Food Products — 5.3%
ConAgra Foods, Inc.	272,417	12,155,246
General Mills, Inc.	127,828	8,097,904
J.M. Smucker Co. (The)	63,633	8,262,109
Kellogg Co.	92,920	7,113,026
Mondelez International, Inc., Class A	303,033	12,157,684
		47,785,969
Gas Utilities — 2.0%
Atmos Energy Corp.	108,692	8,071,468
Laclede Group, Inc. (The)	143,046	9,691,366
		17,762,834
Health Care Equipment and Supplies — 5.8%
Abbott Laboratories	150,568	6,298,260
Baxter International, Inc.	290,404	11,929,796
Becton Dickinson and Co.	36,692	5,570,579
Boston Scientific Corp.(1)	526,590	9,905,158
Zimmer Biomet Holdings, Inc.	172,294	18,371,709
		52,075,502
Health Care Providers and Services — 2.6%
LifePoint Health, Inc.(1)	199,151	13,791,207
Quest Diagnostics, Inc.	142,309	10,167,978
		23,959,185
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	94,295	4,975,947
Household Durables — 0.7%
PulteGroup, Inc.	331,935	6,210,504
Industrial Conglomerates — 1.1%
Koninklijke Philips NV	348,939	9,940,337
Insurance — 6.9%
Aflac, Inc.	72,376	4,569,821
Allstate Corp. (The)	72,378	4,876,106
Brown & Brown, Inc.	213,562	7,645,520
Chubb Ltd.	104,774	12,483,822
MetLife, Inc.	112,300	4,934,462

8

	Shares	Value
ProAssurance Corp.	88,435	$4,474,811
Reinsurance Group of America, Inc.	109,966	10,584,227
Torchmark Corp.	63,609	3,445,063
Travelers Cos., Inc. (The)	15,201	1,774,109
Unum Group	248,547	7,685,073
		62,473,014
Leisure Products — 0.3%
Mattel, Inc.	93,945	3,158,431
Machinery — 1.1%
Oshkosh Corp.	132,553	5,417,441
Parker-Hannifin Corp.	44,247	4,914,957
		10,332,398
Metals and Mining — 0.6%
Nucor Corp.	125,190	5,921,487
Multi-Utilities — 1.7%
Ameren Corp.	101,769	5,098,627
Consolidated Edison, Inc.	63,769	4,885,981
NorthWestern Corp.	83,670	5,166,622
		15,151,230
Multiline Retail — 0.4%
Target Corp.	49,155	4,044,473
Oil, Gas and Consumable Fuels — 8.8%
Anadarko Petroleum Corp.	166,915	7,773,232
Cimarex Energy Co.	79,458	7,728,880
Devon Energy Corp.	206,354	5,662,354
EQT Corp.	222,240	14,947,862
Imperial Oil Ltd.	465,120	15,539,216
Noble Energy, Inc.	390,128	12,253,920
Occidental Petroleum Corp.	184,601	12,632,246
Pioneer Natural Resources Co.	19,867	2,796,082
		79,333,792
Real Estate Investment Trusts (REITs) — 5.5%
Boston Properties, Inc.	25,255	3,209,406
Corrections Corp. of America	296,647	9,507,536
Empire State Realty Trust, Inc.	270,022	4,733,486
Host Hotels & Resorts, Inc.	367,680	6,140,256
Piedmont Office Realty Trust, Inc., Class A	482,471	9,798,986
Weyerhaeuser Co.	512,885	15,889,177
		49,278,847
Road and Rail — 2.2%
CSX Corp.	368,188	9,480,841
Heartland Express, Inc.	549,711	10,197,139
		19,677,980
Semiconductors and Semiconductor Equipment — 5.0%
Applied Materials, Inc.	778,008	16,478,210
Lam Research Corp.	60,574	5,003,412
Maxim Integrated Products, Inc.	313,534	11,531,781
Microchip Technology, Inc.	47,526	2,290,753
Teradyne, Inc.	438,836	9,474,469
		44,778,625

9

	Shares	Value
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	68,697	$11,014,877
CST Brands, Inc.	270,670	10,363,954
		21,378,831
Technology Hardware, Storage and Peripherals — 0.6%
SanDisk Corp.	67,520	5,136,921
Textiles, Apparel and Luxury Goods — 0.5%
Ralph Lauren Corp.	51,343	4,942,277
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	659,231	8,741,403
TOTAL COMMON STOCKS (Cost $758,438,962)		862,718,122
EXCHANGE-TRADED FUNDS — 2.6%
iShares Russell Mid-Cap Value ETF (Cost $21,449,361)	332,308	23,570,607
TEMPORARY CASH INVESTMENTS — 1.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $9,978,719), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $9,782,027)		9,782,000
State Street Institutional Liquid Reserves Fund, Premier Class	6,389,511	6,389,511
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,171,511)		16,171,511
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $796,059,834)		902,460,240
OTHER ASSETS AND LIABILITIES†		(69,050)
TOTAL NET ASSETS — 100.0%		$902,391,190

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	629,814	USD	475,841	Morgan Stanley	06/30/16	$9,133
USD	13,211,577	CAD	17,436,507	Morgan Stanley	06/30/16	(215,018)
USD	8,218,709	EUR	7,337,838	UBS AG	06/30/16	(153,592)
USD	3,260,594	JPY	366,158,162	Credit Suisse AG	06/30/16	(1,402)
						$(360,879)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $796,059,834)	$902,460,240
Foreign currency holdings, at value (cost of $24,464)	22,495
Receivable for investments sold	8,788,104
Receivable for capital shares sold	175
Unrealized appreciation on forward foreign currency exchange contracts	9,133
Dividends and interest receivable	1,949,533
913,229,680

Liabilities
Payable for investments purchased	8,859,875
Payable for capital shares redeemed	1,022,539
Unrealized depreciation on forward foreign currency exchange contracts	370,012
Accrued management fees	586,064
10,838,490

Net Assets	$902,391,190

Net Assets Consist of:
Capital (par value and paid-in surplus)	$814,524,661
Undistributed net investment income	1,564,061
Accumulated net realized loss	(19,736,642)
Net unrealized appreciation	106,039,110
$902,391,190

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$842,670,554	70,382,168	$11.97
R6 Class, $0.01 Par Value	$59,720,636	4,988,901	$11.97

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $54,867)	$18,489,534
Interest	11,312
18,500,846

Expenses:
Management fees	6,694,587
Directors' fees and expenses	29,589
Other expenses	3,878
6,728,054
Fees waived	(87,887)
6,640,167

Net investment income (loss)	11,860,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,138,217
Foreign currency transactions	516,646
20,654,863

Change in net unrealized appreciation (depreciation) on:
Investments	(6,994,805)
Translation of assets and liabilities in foreign currencies	(769,300)
(7,764,105)

Net realized and unrealized gain (loss)	12,890,758

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,751,437

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$11,860,679	$9,098,462
Net realized gain (loss)	20,654,863	71,375,114
Change in net unrealized appreciation (depreciation)	(7,764,105)	6,353,964
Net increase (decrease) in net assets resulting from operations	24,751,437	86,827,540

Distributions to Shareholders
From net investment income:
Institutional Class	(11,382,727)	(8,223,940)
R6 Class	(740,342)	(248,270)
From net realized gains:
Institutional Class	(57,865,146)	(64,721,591)
R6 Class	(3,471,435)	(1,950,906)
Decrease in net assets from distributions	(73,459,650)	(75,144,707)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	155,738,979	179,477,410

Net increase (decrease) in net assets	107,030,766	191,160,243

Net Assets
Beginning of period	795,360,424	604,200,181
End of period	$902,391,190	$795,360,424

Undistributed net investment income	$1,564,061	$1,498,425

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

15

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. During the year ended March 31, 2016, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2016, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2016 was $83,183 for the Institutional Class and $4,704 for the R6 Class. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.79% for the Institutional Class and 0.64% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $646,273,850 and $548,575,885, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	525,000,000		200,000,000
Sold	12,938,971	$153,080,761	9,880,789	$126,528,252
Issued in reinvestment of distributions	5,979,048	69,247,873	5,774,389	72,945,531
Redeemed	(8,002,791)	(95,399,767)	(3,456,473)	(45,260,550)
	10,915,228	126,928,867	12,198,705	154,213,233
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	2,538,193	30,609,522	1,984,889	25,266,784
Issued in reinvestment of distributions	363,563	4,211,777	174,175	2,199,176
Redeemed	(499,932)	(6,011,187)	(169,794)	(2,201,783)
	2,401,824	28,810,112	1,989,270	25,264,177
Net increase (decrease)	13,317,052	$155,738,979	14,187,975	$179,477,410

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$837,238,569	$25,479,553	—
Exchange-Traded Funds	23,570,607	—	—
Temporary Cash Investments	6,389,511	9,782,000	—
	$867,198,687	$35,261,553	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,133	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$370,012	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $28,038,256.

The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $9,133 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $370,012 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $512,506 in net realized gain (loss) on foreign currency transactions and $(770,289) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$26,606,451	$35,169,522
Long-term capital gains	$46,853,199	$39,975,185

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$811,677,648
Gross tax appreciation of investments	$119,405,029
Gross tax depreciation of investments	(28,622,437)
Net tax appreciation (depreciation) of investments	90,782,592
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(416)
Net tax appreciation (depreciation)	$90,782,176
Undistributed ordinary income	$1,701,044
Accumulated long-term gains	$164,844
Post-October capital loss deferral	$(4,781,535)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	0.80%	1.89%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	0.81%	2.01%	2.01%	82%	$301,868
R6 Class
2016	$12.81	0.19	0.06	0.25	(0.19)	(0.90)	(1.09)	$11.97	2.36%	0.65%	0.66%	1.54%	1.53%	67%	$59,721
2015	$12.62	0.20	1.55	1.75	(0.19)	(1.37)	(1.56)	$12.81	14.14%	0.65%	0.65%	1.52%	1.52%	67%	$33,151
2014(3)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	0.65%(4)	1.70%(4)	1.70%(4)	69%(5)	$7,546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $15,492,699, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,483,382 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $46,853,199, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88888 1605

Annual Report

March 31, 2016

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-6.25%	7.11%	6.71%	—	7/31/98
Russell 2000 Value Index	—	-7.72%	6.66%	4.42%	—	—
Institutional Class	ACVIX	-6.02%	7.33%	6.92%	—	10/26/98
A Class	ACSCX				—	12/31/99
No sales charge		-6.41%	6.86%	6.44%	—
With sales charge		-11.75%	5.60%	5.81%	—
C Class	ASVNX	-7.13%	6.05%	—	8.75%	3/1/10
R Class	ASVRX	-6.65%	6.61%	—	9.32%	3/1/10
R6 Class	ASVDX	-5.86%	—	—	4.62%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $19,157

Russell 2000 Value Index — $15,415

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.25%	1.05%	1.50%	2.25%	1.75%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

Performance Summary

Small Cap Value returned -6.25%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell 2000 Value Index, returned -7.72%. The fund’s returns reflect operating expenses while the index’s returns do not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. The resulting volatility contributed to unusually large dislocations between stock prices and underlying company fundamentals in the small-cap market. Nonetheless, broad market indices such as the S&P 500 Index recovered some ground later in the first quarter after the Fed scaled back its projected number of rate hikes for the year, from four to two.

Over the 12-month period, only two of the 10 sectors in the the Russell 2000 Value Index—utilities and consumer staples—generated positive returns. The energy sector suffered the largest decline.

Small Cap Value also delivered negative absolute returns in seven of 10 sectors. On a relative basis, the portfolio outperformed its benchmark index, however, aided by stock selection in financials, energy, industrials, consumer discretionary, health care, and utilities. Stock selection in information technology and positioning in utilities, materials, and consumer staples hindered relative performance.

Energy Assisted Relative Performance

In a difficult period for energy stocks, security selection and an underweight in the struggling energy sector, as compared to the benchmark, contributed positively to the portfolio’s relative performance. The portfolio avoided many of the energy stocks that were the sharpest detractors in the benchmark.

Financials Supported Relative Returns

Security selection in the financials sector aided relative performance. Home Bancshares and Bank of the Ozarks were solid positive contributors. Both banks benefited throughout most of 2015 from anticipation of rising interest rates. We reduced exposure to Home Bancshares on the stock’s outperformance, and scaled back exposure to the bank industry as the Fed announced a more gradual approach to rate increases.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology Provided Mixed Results

The information technology sector supplied one of the portfolio’s largest positive contributors. BroadSoft, a rapidly growing provider of unified telecommunications software and hardware, reported solid earnings growth and share price performance. We trimmed the position as the stock price rose.

A portfolio-only position in Puerto Rico-based payment processing company EVERTEC was a significant detractor. Concerns about Puerto Rico’s economy and a short-lived software glitch in the company’s processing system drove the stock lower, especially in the first quarter of 2016. We remained positive on the company’s risk/reward profile, stable business, strong recurrent revenues, and high margins. As a result, we added to the position as the stock declined.

Positioning in Utilities, Materials Hampered Performance

The portfolio’s underweight in utilities dampened relative performance as the utilities sector benefited from declining interest rates and investors’ search for stability during periods of market volatility.

An overweight in materials was also detrimental, as global economic concerns overshadowed commodity markets. Three materials investments were significant detractors from both absolute and relative performance. Horsehead Holding, a supplier of zinc-based products, and chemical company LSB Industries both experienced cost overruns at new plants, and their share prices dropped. We exited both positions. A portfolio-only position in KapStone Paper and Packaging weighed on results amid pricing concerns due to tepid demand and a strong U.S. dollar. We remained positive on the stable core business and strong management team, and took advantage of the declining stock price to add to the position.

Outlook

As of March 31, 2016, the portfolio’s largest overweights are in the materials and industrials sectors, with smaller overweights in consumer discretionary, health care, and information technology. The largest underweights are in financials, especially real estate investment trusts (REITs), with smaller underweights in utilities and consumer staples. These underweights reflect the difficulty of finding attractively valued companies in these sectors that fit our quality criteria.

6

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
Graphic Packaging Holding Co.	1.9%
Allied World Assurance Co. Holdings Ltd.	1.9%
ClubCorp Holdings, Inc.	1.9%
Multi-Color Corp.	1.8%
UMB Financial Corp.	1.8%
Multi Packaging Solutions International Ltd.	1.8%
VeriFone Systems, Inc.	1.8%
BroadSoft, Inc.	1.8%
Entravision Communications Corp., Class A	1.6%
Berry Plastics Group, Inc.	1.6%

Top Five Industries	% of net assets
Banks	14.3%
Real Estate Investment Trusts (REITs)	11.8%
Insurance	6.1%
Containers and Packaging	5.3%
Commercial Services and Supplies	4.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.00	$6.40	1.26%
Institutional Class	$1,000	$1,031.40	$5.38	1.06%
A Class	$1,000	$1,030.50	$7.67	1.51%
C Class	$1,000	$1,026.40	$11.45	2.26%
R Class	$1,000	$1,028.50	$8.93	1.76%
R6 Class	$1,000	$1,033.30	$4.63	0.91%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.36	1.26%
Institutional Class	$1,000	$1,019.70	$5.35	1.06%
A Class	$1,000	$1,017.45	$7.62	1.51%
C Class	$1,000	$1,013.70	$11.38	2.26%
R Class	$1,000	$1,016.20	$8.87	1.76%
R6 Class	$1,000	$1,020.45	$4.60	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 0.1%
Cubic Corp.	30,000	$1,198,800
Auto Components — 0.9%
Stoneridge, Inc.(1)	180,006	2,620,887
Tenneco, Inc.(1)	165,000	8,499,150
Tower International, Inc.	40,000	1,088,000
		12,208,037
Banks — 14.3%
Bank of the Ozarks, Inc.	435,000	18,256,950
BankUnited, Inc.	560,034	19,287,571
Boston Private Financial Holdings, Inc.	1,185,000	13,568,250
Capital Bank Financial Corp., Class A	710,000	21,903,500
CVB Financial Corp.	305,000	5,322,250
Eagle Bancorp, Inc.(1)	55,000	2,640,000
FCB Financial Holdings, Inc., Class A(1)	295,000	9,811,700
First Financial Bankshares, Inc.	610,000	18,043,800
Home Bancshares, Inc.	150,000	6,142,500
LegacyTexas Financial Group, Inc.	725,000	14,246,250
PacWest Bancorp	260,000	9,659,000
ServisFirst Bancshares, Inc.	92,721	4,116,812
Southside Bancshares, Inc.	530,000	13,817,100
Texas Capital Bancshares, Inc.(1)	405,000	15,543,900
UMB Financial Corp.	495,000	25,556,850
		197,916,433
Building Products — 3.4%
Continental Building Products, Inc.(1)	590,000	10,950,400
CSW Industrials, Inc.(1)	460,000	14,490,000
NCI Building Systems, Inc.(1)	535,000	7,597,000
PGT, Inc.(1)	1,370,000	13,480,800
		46,518,200
Capital Markets — 0.9%
Ares Management LP	769,220	11,845,988
Chemicals — 3.1%
Chase Corp.	63,355	3,331,839
Innophos Holdings, Inc.	315,000	9,736,650
Innospec, Inc.	350,000	15,176,000
Minerals Technologies, Inc.	265,000	15,065,250
		43,309,739
Commercial Services and Supplies — 4.8%
Brink's Co. (The)	330,000	11,084,700
Clean Harbors, Inc.(1)	241,147	11,898,193
Deluxe Corp.	85,000	5,311,650
InnerWorkings, Inc.(1)	1,540,000	12,243,000
Multi-Color Corp.	480,000	25,608,000
		66,145,543

10

	Shares	Value
Construction and Engineering — 1.1%
Valmont Industries, Inc.	125,000	$15,480,000
Containers and Packaging — 5.3%
Berry Plastics Group, Inc.(1)	620,000	22,413,000
Graphic Packaging Holding Co.	2,040,000	26,214,000
Multi Packaging Solutions International Ltd.(1)	1,540,000	24,994,200
		73,621,200
Diversified Financial Services — 1.0%
Compass Diversified Holdings	895,000	14,006,750
Electric Utilities — 2.0%
ALLETE, Inc.	210,000	11,774,700
Cleco Corp.	100,000	5,521,000
El Paso Electric Co.	145,000	6,652,600
Great Plains Energy, Inc.	105,000	3,386,250
		27,334,550
Electrical Equipment — 1.2%
Babcock & Wilcox Enterprises, Inc.(1)	495,000	10,593,000
EnerSys	120,000	6,686,400
		17,279,400
Electronic Equipment, Instruments and Components — 2.3%
Ingram Micro, Inc., Class A	185,000	6,643,350
VeriFone Systems, Inc.(1)	885,000	24,992,400
		31,635,750
Energy Equipment and Services — 1.6%
Dril-Quip, Inc.(1)	150,000	9,084,000
Forum Energy Technologies, Inc.(1)	630,000	8,316,000
Matrix Service Co.(1)	310,000	5,487,000
		22,887,000
Food and Staples Retailing — 0.5%
Fresh Market, Inc. (The)(1)	220,000	6,276,600
Food Products — 0.4%
Inventure Foods, Inc.(1)	905,000	5,113,250
Gas Utilities — 0.4%
Southwest Gas Corp.	95,000	6,255,750
Health Care Equipment and Supplies — 2.0%
Haemonetics Corp.(1)	455,000	15,915,900
Utah Medical Products, Inc.(2)	190,000	11,882,600
		27,798,500
Health Care Providers and Services — 4.1%
AMN Healthcare Services, Inc.(1)	425,000	14,284,250
LifePoint Health, Inc.(1)	245,000	16,966,250
PharMerica Corp.(1)	770,000	17,024,700
Providence Service Corp. (The)(1)	170,000	8,681,900
		56,957,100
Hotels, Restaurants and Leisure — 3.4%
ClubCorp Holdings, Inc.	1,855,000	26,044,200
Peak Resorts, Inc.	470,000	1,598,000
Red Robin Gourmet Burgers, Inc.(1)	300,293	19,359,890
		47,002,090
Household Durables — 2.2%
Cavco Industries, Inc.(1)	160,000	14,953,600

11

	Shares	Value
Century Communities, Inc.(1)	605,000	$10,327,350
Tupperware Brands Corp.	80,000	4,638,400
		29,919,350
Household Products — 0.5%
Energizer Holdings, Inc.	185,000	7,494,350
Industrial Conglomerates — 0.6%
Raven Industries, Inc.	560,000	8,971,200
Insurance — 6.1%
Allied World Assurance Co. Holdings Ltd.	750,000	26,205,000
Atlas Financial Holdings, Inc.(1)	515,000	9,342,100
Endurance Specialty Holdings Ltd.	325,000	21,235,500
Infinity Property & Casualty Corp.	100,000	8,050,000
James River Group Holdings Ltd.	188,575	6,083,429
Validus Holdings Ltd.	285,000	13,449,150
		84,365,179
IT Services — 1.5%
EVERTEC, Inc.	1,530,000	21,389,400
Leisure Products — 1.2%
Malibu Boats, Inc.(1)	511,006	8,380,498
MCBC Holdings, Inc.(1)	542,600	7,639,808
		16,020,306
Machinery — 2.7%
Albany International Corp., Class A	290,000	10,901,100
Dynamic Materials Corp.	440,000	2,851,200
EnPro Industries, Inc.	165,000	9,517,200
Global Brass & Copper Holdings, Inc.	195,000	4,865,250
Graham Corp.	467,392	9,305,775
		37,440,525
Media — 2.2%
Entercom Communications Corp., Class A(1)	138,394	1,464,209
Entravision Communications Corp., Class A	3,015,000	22,431,600
Nexstar Broadcasting Group, Inc., Class A	70,000	3,098,900
Townsquare Media, Inc.(1)	270,000	3,026,700
		30,021,409
Metals and Mining — 0.6%
Compass Minerals International, Inc.	125,000	8,857,500
Oil, Gas and Consumable Fuels — 2.3%
Aegean Marine Petroleum Network, Inc.	530,000	4,012,100
Ardmore Shipping Corp.	850,000	7,182,500
Carrizo Oil & Gas, Inc.(1)	185,000	5,720,200
Delek US Holdings, Inc.	180,000	2,743,200
Euronav SA	330,000	3,379,200
PDC Energy, Inc.(1)	70,000	4,161,500
Scorpio Tankers, Inc.	715,000	4,168,450
		31,367,150
Paper and Forest Products — 1.0%
KapStone Paper and Packaging Corp.	1,035,001	14,334,764
Professional Services — 0.5%
On Assignment, Inc.(1)	190,000	7,014,800
Real Estate Investment Trusts (REITs) — 11.8%
Apollo Commercial Real Estate Finance, Inc.	235,000	3,830,500

12

	Shares	Value
Armada Hoffler Properties, Inc.	853,479	$9,601,639
Blackstone Mortgage Trust, Inc., Class A	265,000	7,117,900
CBL & Associates Properties, Inc.	425,000	5,057,500
Chatham Lodging Trust	329,997	7,071,836
DiamondRock Hospitality Co.	480,000	4,857,600
Easterly Government Properties, Inc.	245,000	4,537,400
EPR Properties	85,000	5,662,700
First Industrial Realty Trust, Inc.	400,000	9,096,000
Healthcare Realty Trust, Inc.	85,000	2,625,650
Kite Realty Group Trust	625,000	17,318,750
Lexington Realty Trust	1,085,000	9,331,000
Medical Properties Trust, Inc.	780,000	10,124,400
MFA Financial, Inc.	395,000	2,705,750
New Residential Investment Corp.	240,000	2,791,200
Outfront Media, Inc.	458,293	9,669,982
Rexford Industrial Realty, Inc.	170,000	3,087,200
RLJ Lodging Trust	214,997	4,919,131
Rouse Properties, Inc.	130,000	2,389,400
Sabra Health Care REIT, Inc.	445,000	8,940,050
Summit Hotel Properties, Inc.	631,654	7,560,899
Sunstone Hotel Investors, Inc.	260,000	3,640,000
Two Harbors Investment Corp.	1,085,000	8,614,900
Urstadt Biddle Properties, Inc., Class A	419,579	8,790,180
Washington Real Estate Investment Trust	145,000	4,235,450
		163,577,017
Road and Rail — 0.1%
Marten Transport Ltd.	110,000	2,059,200
Semiconductors and Semiconductor Equipment — 3.6%
Cypress Semiconductor Corp.	1,715,000	14,851,900
Exar Corp.(1)	1,820,000	10,465,000
Kulicke & Soffa Industries, Inc.(1)	1,260,000	14,263,200
Semtech Corp.(1)	460,000	10,115,400
		49,695,500
Software — 3.2%
BroadSoft, Inc.(1)	605,000	24,411,750
Mentor Graphics Corp.	949,969	19,312,870
		43,724,620
Specialty Retail — 1.4%
Destination Maternity Corp.	289,983	1,983,484
MarineMax, Inc.(1)	280,000	5,451,600
Penske Automotive Group, Inc.	330,000	12,507,000
		19,942,084
Technology Hardware, Storage and Peripherals — 0.7%
Silicon Graphics International Corp.(1)	1,305,339	9,294,014
Textiles, Apparel and Luxury Goods — 0.7%
Culp, Inc.	390,000	10,225,800
Trading Companies and Distributors — 1.3%
DXP Enterprises, Inc.(1)	460,000	8,077,600
MSC Industrial Direct Co., Inc., Class A	130,000	9,920,300
		17,997,900
TOTAL COMMON STOCKS (Cost $1,256,070,351)		1,344,502,748
13

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S.Treasury obligations, 2.25%, 11/15/25, valued at $24,220,688), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $23,741,066)		$23,741,000
State Street Institutional Liquid Reserves Fund, Premier Class	15,505,188	15,505,188
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,246,188)		39,246,188
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,295,316,539)		1,383,748,936
OTHER ASSETS AND LIABILITIES — 0.2%		2,824,139
TOTAL NET ASSETS — 100.0%		$1,386,573,075

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,831,545	EUR	2,528,063	UBS AG	6/30/16	$(52,916)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $1,289,209,874)	$1,371,866,336
Investment securities - affiliated, at value (cost of $6,106,665)	11,882,600
Total investment securities, at value (cost of $1,295,316,539)	1,383,748,936
Cash	73,255
Receivable for investments sold	12,698,456
Receivable for capital shares sold	1,582,015
Dividends and interest receivable	2,659,179
1,400,761,841

Liabilities
Payable for investments purchased	10,509,074
Payable for capital shares redeemed	2,273,802
Unrealized depreciation on forward foreign currency exchange contracts	52,916
Accrued management fees	1,322,351
Distribution and service fees payable	30,623
14,188,766

Net Assets	$1,386,573,075

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,341,469,658
Undistributed net investment income	4,435,092
Accumulated net realized loss	(47,711,156)
Net unrealized appreciation	88,379,481
$1,386,573,075

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$656,974,159	86,990,752	$7.55
Institutional Class, $0.01 Par Value	$517,246,623	67,949,291	$7.61
A Class, $0.01 Par Value	$142,568,062	19,037,975	$7.49*
C Class, $0.01 Par Value	$265,036	36,353	$7.29
R Class, $0.01 Par Value	$2,346,459	313,848	$7.48
R6 Class, $0.01 Par Value	$67,172,736	8,819,961	$7.62
*Maximum offering price $7.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (including $736,397 from affiliates and net of foreign taxes withheld of $55,723)	$26,257,146
Interest	12,977
26,270,123

Expenses:
Management fees	18,193,006
Distribution and service fees:
A Class	557,353
C Class	1,519
R Class	11,420
Directors' fees and expenses	55,295
Other expenses	6,168
18,824,761

Net investment income (loss)	7,445,362

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(537,841) from affiliates)	82,154,442
Foreign currency transactions	(15,278)
82,139,164

Change in net unrealized appreciation (depreciation) on:
Investments	(185,484,449)
Translation of assets and liabilities in foreign currencies	(108,959)
(185,593,408)

Net realized and unrealized gain (loss)	(103,454,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(96,008,882)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$7,445,362	$13,860,486
Net realized gain (loss)	82,139,164	186,158,622
Change in net unrealized appreciation (depreciation)	(185,593,408)	(93,539,572)
Net increase (decrease) in net assets resulting from operations	(96,008,882)	106,479,536

Distributions to Shareholders
From net investment income:
Investor Class	(2,857,830)	(4,893,634)
Institutional Class	(3,361,155)	(5,170,957)
A Class	(266,966)	(1,318,762)
C Class	—	(127)
R Class	—	(11,688)
R6 Class	(302,203)	(201,251)
From net realized gains:
Investor Class	(83,866,802)	(102,787,586)
Institutional Class	(66,712,537)	(78,648,675)
A Class	(19,047,040)	(48,736,094)
C Class	(22,931)	(16,573)
R Class	(281,269)	(571,308)
R6 Class	(4,897,236)	(2,772,634)
Decrease in net assets from distributions	(181,615,969)	(245,129,289)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(177,847,308)	(294,024,279)

Net increase (decrease) in net assets	(455,472,159)	(432,674,032)

Net Assets
Beginning of period	1,842,045,234	2,274,719,266
End of period	$1,386,573,075	$1,842,045,234

Undistributed net investment income	$4,435,092	$1,910,592

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 1.25% for the Investor Class, A Class, C Class, and R Class, 1.05% for the Institutional Class and 0.90% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $1,462,075,219 and $1,834,850,179, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	575,000,000		420,000,000
Sold	9,679,279	$78,890,541	10,166,681	$94,504,849
Issued in reinvestment of distributions	10,696,743	83,310,607	11,634,702	101,989,905
Redeemed	(22,354,962)	(185,299,956)	(28,834,424)	(271,097,031)
	(1,978,940)	(23,098,808)	(7,033,041)	(74,602,277)
Institutional Class/Shares Authorized	400,000,000		320,000,000
Sold	11,252,060	95,032,219	11,809,491	112,378,784
Issued in reinvestment of distributions	8,044,956	63,217,519	8,454,194	74,708,737
Redeemed	(16,381,374)	(133,800,195)	(43,210,829)	(411,464,385)
	2,915,642	24,449,543	(22,947,144)	(224,376,864)
A Class/Shares Authorized	160,000,000		200,000,000
Sold	2,683,728	22,168,790	3,755,908	35,301,113
Issued in reinvestment of distributions	2,445,852	18,848,115	5,706,790	49,554,605
Redeemed	(28,416,675)	(254,844,402)	(11,346,318)	(105,816,806)
	(23,287,095)	(213,827,497)	(1,883,620)	(20,961,088)
C Class/Shares Authorized	10,000,000		5,000,000
Sold	25,211	200,917	3,379	31,140
Issued in reinvestment of distributions	3,053	22,931	1,958	16,700
Redeemed	(7,353)	(66,205)	(1,614)	(14,498)
	20,911	157,643	3,723	33,342
R Class/Shares Authorized	10,000,000		5,000,000
Sold	73,749	617,605	113,438	1,061,446
Issued in reinvestment of distributions	36,576	281,269	67,147	582,996
Redeemed	(31,723)	(249,247)	(405,081)	(3,645,988)
	78,602	649,627	(224,496)	(2,001,546)
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	5,001,989	38,087,944	3,063,302	28,932,187
Issued in reinvestment of distributions	661,127	5,199,439	336,422	2,973,885
Redeemed	(1,166,051)	(9,465,199)	(427,470)	(4,021,918)
	4,497,065	33,822,184	2,972,254	27,884,154
Net increase (decrease)	(17,753,815)	$(177,847,308)	(29,112,324)	$(294,024,279)

21

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Entravision Communications Corp., Class A(1)	$28,548,300	$5,267,179	$12,374,001	$5,782,216	$391,828	(1)
Graham Corp.(1)	4,074,900	7,595,835	2,695,744	(659,079)	129,648	(1)
Silicon Graphics International Corp.(1)(2)	13,773,650	9,327,552	17,349,029	(5,844,186)	—	(1)
Utah Medical Products, Inc.	12,931,855	—	1,379,207	183,208	214,921	$11,882,600
	$59,328,705	$22,190,566	$33,797,981	$(537,841)	$736,397	$11,882,600

(1)	Company was not an affiliate at March 31, 2016.

(2)	Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,344,502,748	—	—
Temporary Cash Investments	15,505,188	$23,741,000	—
	$1,360,007,936	$23,741,000	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$52,916	—

22

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,299,355.

The value of foreign currency risk derivative instruments as of March 31, 2016, is disclosed on the Statement of Assets and Liabilities as a liability of $52,916 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(15,278) in net realized gain (loss) on foreign currency transactions and $(108,959) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$41,929,678	$98,851,090
Long-term capital gains	$139,686,291	$146,278,199

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,333,772,581
Gross tax appreciation of investments	$144,422,739
Gross tax depreciation of investments	(94,446,384)
Net tax appreciation (depreciation)	$49,976,355
Undistributed ordinary income	$4,589,279
Accumulated long-term gains	$1,081,599
Post-October capital loss deferral	$(10,543,816)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
Institutional Class
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
A Class
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
R Class
2016	$9.09	—(4)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
R6 Class
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(3)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(5)	1.06%(5)	111%(6)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $13,491,742, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $35,141,524 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $139,686,291, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88869 1605

Annual Report

March 31, 2016

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-1.53%	9.81%	6.02%	—	9/1/93
Russell 1000 Value Index	—	-1.54%	10.23%	5.71%	—	—
S&P 500 Index	—	1.78%	11.57%	7.00%	—	—
Institutional Class	AVLIX	-1.21%	10.04%	6.24%	—	7/31/97
A Class	TWADX				—	10/2/96
No sales charge		-1.65%	9.54%	5.76%	—
With sales charge		-7.30%	8.27%	5.14%	—
C Class	ACLCX	-2.42%	8.71%	4.97%	—	6/4/01
R Class	AVURX	-2.02%	9.28%	5.50%	—	7/29/05
R6 Class	AVUDX	-1.06%	—	—	6.82%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $17,955

Russell 1000 Value Index — $17,436

S&P 500 Index — $19,687

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, and Dan Gruemmer

Performance Summary
Value returned -1.53%* for the 12 months ended March 31, 2016. By comparison, its benchmark, the Russell 1000 Value Index, returned -1.54%. The fund’s return reflects operating expenses, while the index’s returns do not.

Volatility dominated the 12-month period as concerns over slowing growth in China and other emerging markets, falling oil prices, and the prospect of higher U.S. Federal Reserve (Fed) interest rates weighed on investor confidence. After a turbulent summer, markets sold off sharply in the third quarter of 2015, but stabilized somewhat in the fourth quarter as the Fed delayed an anticipated September interest rate hike. In December, however, Fed policymakers raised the federal funds rate by 25 basis points, while they affirmed the underlying strength of the U.S. economy. Early in 2016, concerns over slowing growth in China triggered a renewed market sell-off. Broad market indices such as the S&P 500 Index recovered some ground later in the first quarter after the Fed scaled back its projected number of rate hikes for the year, from four to two. Against this backdrop, larger caps outperformed, while value stocks underperformed growth.

In this environment, Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in six of the 10 sectors in which it was invested, during a period when only half of the index sectors had positive returns. On a relative basis, the portfolio performed in line with its benchmark index. Investments in industrials, consumer discretionary, financials, and consumer staples contributed positively to relative performance. Holdings in information technology, materials, energy, and utilities detracted.

Industrials Boosted Returns
Within the industrials sector, the portfolio benefited from its overweight position, relative to the index, in Republic Services. The waste management company recorded strong gains as it continued to execute well and had minimal exposure to emerging markets and foreign currency issues. In the first quarter of 2016, Republic reported better-than-expected earnings. We reduced the weight due to the stock’s strong performance. An overweight to industrial conglomerate General Electric also bolstered returns. General Electric advanced, as it continued to exit its finance segment, completed the spinoff of Synchrony Financial, and acquired Alston’s energy business.

Consumer Discretionary Contributed
Stock selection in the specialty retail industry aided relative performance. Mattel, the portfolio’s sole investment in the leisure products industry, was a strong positive contributor. Mattel’s stock rose in the first quarter of 2016 after the company reported better-than-expected holiday sales, and we trimmed the position on strength in its share price.

Energy Sector Delivered Mixed Results
Security selection in the energy sector bolstered results as the portfolio did not own some of the sector’s steepest decliners. The positive impact of this stock selection was offset, however, by the negative impact of being overweight in a declining sector. Positive contributors included Cameron International, a global provider of pressure control, processing, flow control, and compression systems. Cameron’s stock rose on news that oilfield-services provider Schlumberger agreed to acquire it at a healthy premium, and we liquidated the position ahead of the closing of the merger.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

On the other hand, declining oil and natural gas prices weighed on a number of the portfolio’s holdings, Devon Energy, Ultra Petroleum (which was sold), and Canada-based Imperial Oil. Devon announced an equity issuance in the first quarter of 2016, on the heels of its acquisition of privately-held Felix Energy in the fourth quarter of 2015. In a challenged market for energy stocks, investors were disappointed with the reactionary nature of this stock offer. Devon's stock price declined and ended the period below our estimate of the company’s fair value.

Information Technology Detracted
Stock selection in information technology hurt relative performance. The portfolio’s underweight in software was also a negative, as it didn’t own some of the better-performing names in the index, and was also underweight in Microsoft. This sector also produced a top detractor from absolute returns, Bermuda-based Marvell Technology Group, which we sold.

Outlook
As of March 31, 2016, the portfolio’s largest overweight is in energy. In energy, we are striving to stick with the highest quality companies and are finding stocks with attractive valuations on normal earnings. The portfolio’s greatest underweight is in the financials sector, particularly in real estate investment trusts (REITs), where we continue to believe that valuations remain stretched. The portfolio is underweight in the utilities and materials sectors, as we continue to have concerns about the sustainability of corporate profitability relative to valuations.

6

Fund Characteristics

MARCH 31, 2016
Top Ten Holdings	% of net assets
General Electric Co.	3.6%
Exxon Mobil Corp.	3.2%
Pfizer, Inc.	2.7%
Procter & Gamble Co. (The)	2.6%
Chevron Corp.	2.6%
JPMorgan Chase & Co.	2.6%
Johnson & Johnson	2.4%
Wells Fargo & Co.	2.2%
Merck & Co., Inc.	2.1%
Cisco Systems, Inc.	2.0%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.2%
Banks	12.1%
Pharmaceuticals	8.1%
Health Care Equipment and Supplies	4.5%
Industrial Conglomerates	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,078.10	$5.09	0.98%
Institutional Class	$1,000	$1,080.40	$4.06	0.78%
A Class	$1,000	$1,078.10	$6.39	1.23%
C Class	$1,000	$1,073.70	$10.26	1.98%
R Class	$1,000	$1,075.30	$7.68	1.48%
R6 Class	$1,000	$1,081.20	$3.28	0.63%
Hypothetical
Investor Class	$1,000	$1,020.10	$4.95	0.98%
Institutional Class	$1,000	$1,021.10	$3.94	0.78%
A Class	$1,000	$1,018.85	$6.21	1.23%
C Class	$1,000	$1,015.10	$9.97	1.98%
R Class	$1,000	$1,017.60	$7.47	1.48%
R6 Class	$1,000	$1,021.85	$3.18	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 0.6%
Textron, Inc.	478,221	$17,435,938
Automobiles — 1.3%
General Motors Co.	772,349	24,274,929
Honda Motor Co., Ltd.	439,500	12,051,153
		36,326,082
Banks — 12.1%
Bank of America Corp.	3,253,160	43,982,723
BB&T Corp.	637,660	21,214,948
BOK Financial Corp.	128,880	7,039,426
Comerica, Inc.	312,510	11,834,754
Commerce Bancshares, Inc.	277,735	12,484,188
Cullen / Frost Bankers, Inc.	128,680	7,091,555
JPMorgan Chase & Co.	1,241,471	73,519,913
M&T Bank Corp.	119,510	13,265,610
PNC Financial Services Group, Inc. (The)	402,383	34,029,530
U.S. Bancorp	1,181,872	47,972,184
UMB Financial Corp.	149,660	7,726,946
Wells Fargo & Co.	1,294,898	62,621,267
		342,783,044
Beverages — 0.2%
PepsiCo, Inc.	62,880	6,443,942
Biotechnology — 0.6%
AbbVie, Inc.	282,410	16,131,259
Capital Markets — 3.7%
Franklin Resources, Inc.	452,190	17,658,020
Goldman Sachs Group, Inc. (The)	135,544	21,277,697
Northern Trust Corp.	654,007	42,621,636
State Street Corp.	383,085	22,418,134
		103,975,487
Commercial Services and Supplies — 2.5%
ADT Corp. (The)	640,232	26,415,972
Republic Services, Inc.	531,715	25,336,220
Tyco International plc	553,512	20,319,426
		72,071,618
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,971,149	56,118,612
Containers and Packaging — 0.2%
Sonoco Products Co.	148,350	7,205,360
Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class A(1)	149	31,804,050
Berkshire Hathaway, Inc., Class B(1)	111,540	15,825,295
		47,629,345
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	1,293,980	50,685,197

10

	Shares	Value
CenturyLink, Inc.	344,019	$10,994,847
		61,680,044
Electric Utilities — 3.2%
Edison International	413,033	29,692,942
Great Plains Energy, Inc.	448,514	14,464,577
PG&E Corp.	335,766	20,051,946
Westar Energy, Inc.	522,294	25,911,005
		90,120,470
Electrical Equipment — 1.6%
Eaton Corp. plc	67,619	4,230,245
Emerson Electric Co.	532,200	28,941,036
Hubbell, Inc.	67,340	7,133,326
Rockwell Automation, Inc.	36,220	4,120,025
		44,424,632
Electronic Equipment, Instruments and Components — 1.5%
Keysight Technologies, Inc.(1)	860,035	23,857,371
TE Connectivity Ltd.	303,932	18,819,469
		42,676,840
Energy Equipment and Services — 3.5%
FMC Technologies, Inc.(1)	496,050	13,571,928
Halliburton Co.	830,884	29,679,176
Helmerich & Payne, Inc.	328,800	19,307,136
Schlumberger Ltd.	493,500	36,395,625
		98,953,865
Food and Staples Retailing — 2.1%
Sysco Corp.	539,682	25,219,340
Wal-Mart Stores, Inc.	503,801	34,505,330
		59,724,670
Food Products — 2.2%
ConAgra Foods, Inc.	392,285	17,503,757
Kellogg Co.	229,586	17,574,808
Mondelez International, Inc., Class A	711,796	28,557,256
		63,635,821
Health Care Equipment and Supplies — 4.5%
Abbott Laboratories	435,080	18,199,396
Baxter International, Inc.	144,870	5,951,260
Becton Dickinson and Co.	40,228	6,107,415
Boston Scientific Corp.(1)	636,135	11,965,699
Medtronic plc	497,770	37,332,750
St. Jude Medical, Inc.	129,080	7,099,400
Zimmer Biomet Holdings, Inc.	396,852	42,316,329
		128,972,249
Health Care Providers and Services — 1.4%
Cigna Corp.	61,050	8,378,502
Express Scripts Holding Co.(1)	213,149	14,641,205
LifePoint Health, Inc.(1)	242,005	16,758,846
		39,778,553
Hotels, Restaurants and Leisure — 0.2%
Carnival Corp.	133,103	7,023,845
Household Products — 2.6%
Procter & Gamble Co. (The)	913,914	75,224,261

11

	Shares	Value
Industrial Conglomerates — 4.0%
General Electric Co.	3,203,634	$101,843,525
Koninklijke Philips NV	415,594	11,839,160
		113,682,685
Insurance — 3.7%
Aflac, Inc.	224,243	14,158,703
Brown & Brown, Inc.	99,378	3,557,732
Chubb Ltd.	210,483	25,079,050
MetLife, Inc.	593,978	26,099,393
Reinsurance Group of America, Inc.	187,853	18,080,851
Unum Group	554,520	17,145,759
		104,121,488
Leisure Products — 0.2%
Mattel, Inc.	139,652	4,695,100
Machinery — 0.4%
Oshkosh Corp.	283,179	11,573,526
Media — 0.3%
Discovery Communications, Inc., Class A(1)	262,903	7,526,913
Metals and Mining — 0.3%
BHP Billiton Ltd.	576,870	7,455,489
Multi-Utilities — 0.5%
Ameren Corp.	288,820	14,469,882
Multiline Retail — 0.6%
Target Corp.	199,054	16,378,163
Oil, Gas and Consumable Fuels — 16.2%
Anadarko Petroleum Corp.	646,820	30,122,408
Apache Corp.	347,995	16,985,636
Chevron Corp.	774,807	73,916,588
Cimarex Energy Co.	277,786	27,020,244
Devon Energy Corp.	904,675	24,824,282
EOG Resources, Inc.	300,930	21,841,499
EQT Corp.	433,640	29,166,626
Exxon Mobil Corp.	1,076,619	89,994,582
Imperial Oil Ltd.	428,426	14,313,305
Noble Energy, Inc.	1,063,210	33,395,426
Occidental Petroleum Corp.	729,333	49,908,257
TOTAL SA	1,029,149	46,913,002
		458,401,855
Pharmaceuticals — 8.1%
Allergan plc(1)	90,720	24,315,682
Johnson & Johnson	624,459	67,566,464
Merck & Co., Inc.	1,138,597	60,243,167
Pfizer, Inc.	2,621,253	77,693,939
		229,819,252
Real Estate Investment Trusts (REITs) — 1.5%
Annaly Capital Management, Inc.	1,198,678	12,298,436
Corrections Corp. of America	626,669	20,084,741
Weyerhaeuser Co.	380,170	11,777,667
		44,160,844
Road and Rail — 1.4%
CSX Corp.	552,075	14,215,931

12

	Shares	Value
Heartland Express, Inc.	944,720	$17,524,556
Norfolk Southern Corp.	93,760	7,805,520
		39,546,007
Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials, Inc.	1,047,554	22,187,194
Intel Corp.	1,599,487	51,743,404
QUALCOMM, Inc.	419,070	21,431,240
Teradyne, Inc.	311,114	6,716,951
		102,078,789
Software — 2.0%
Microsoft Corp.	496,872	27,442,241
Oracle Corp.	731,429	29,922,760
		57,365,001
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	146,630	23,510,654
CST Brands, Inc.	441,009	16,886,235
Lowe's Cos., Inc.	139,064	10,534,098
		50,930,987
Technology Hardware, Storage and Peripherals — 2.7%
Apple, Inc.	100,400	10,942,596
EMC Corp.	1,418,353	37,799,107
Hewlett Packard Enterprise Co.	451,225	8,000,219
HP, Inc.	451,225	5,559,092
SanDisk Corp.	180,410	13,725,593
		76,026,607
Textiles, Apparel and Luxury Goods — 0.7%
Coach, Inc.	271,778	10,895,580
Ralph Lauren Corp.	100,510	9,675,093
		20,570,673
TOTAL COMMON STOCKS (Cost $2,295,748,921)		2,777,139,198
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/25, valued at $34,039,744), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $33,371,093)		33,371,000
State Street Institutional Liquid Reserves Fund, Premier Class	21,765,375	21,765,375
TOTAL TEMPORARY CASH INVESTMENTS (Cost $55,136,375)		55,136,375
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $2,350,885,296)		2,832,275,573
OTHER ASSETS AND LIABILITIES — 0.1%		3,325,477
TOTAL NET ASSETS — 100.0%		$2,835,601,050

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	246,612	USD	184,451	Credit Suisse AG	6/30/16	$3,840
AUD	259,592	USD	195,372	Credit Suisse AG	6/30/16	2,829
USD	5,893,614	AUD	7,861,296	Credit Suisse AG	6/30/16	(108,584)
CAD	507,685	USD	383,569	Morgan Stanley	6/30/16	7,362
USD	10,909,559	CAD	14,398,327	Morgan Stanley	6/30/16	(177,553)
USD	43,897,052	EUR	39,192,222	UBS AG	6/30/16	(820,354)
USD	8,976,057	JPY	1,007,993,250	Credit Suisse AG	6/30/16	(3,858)
						$(1,096,318)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $2,350,885,296)	$2,832,275,573
Foreign currency holdings, at value (cost of $664,773)	628,766
Receivable for investments sold	9,987,874
Receivable for capital shares sold	668,043
Unrealized appreciation on forward foreign currency exchange contracts	14,031
Dividends and interest receivable	6,483,123
2,850,057,410

Liabilities
Payable for investments purchased	8,241,854
Payable for capital shares redeemed	2,800,402
Unrealized depreciation on forward foreign currency exchange contracts	1,110,349
Accrued management fees	2,223,822
Distribution and service fees payable	79,933
14,456,360

Net Assets	$2,835,601,050

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,490,514,206
Undistributed net investment income	1,765,442
Accumulated net realized loss	(136,947,586)
Net unrealized appreciation	480,268,988
$2,835,601,050

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,009,043,550	259,815,285	$7.73
Institutional Class, $0.01 Par Value	$546,781,665	70,578,333	$7.75
A Class, $0.01 Par Value	$138,797,938	17,960,855	$7.73*
C Class, $0.01 Par Value	$26,541,964	3,484,962	$7.62
R Class, $0.01 Par Value	$68,477,135	8,856,974	$7.73
R6 Class, $0.01 Par Value	$45,958,798	5,932,214	$7.75
*Maximum offering price $8.20 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $570,976)	$90,242,339
Interest	36,928
90,279,267

Expenses:
Management fees	31,040,202
Distribution and service fees:
A Class	493,387
B Class	2,643
C Class	280,461
R Class	298,128
Directors' fees and expenses	123,249
Other expenses	8,023
32,246,093

Net investment income (loss)	58,033,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,820,179
Futures contract transactions	2,060,557
Foreign currency transactions	375,019
26,255,755

Change in net unrealized appreciation (depreciation) on:
Investments	(196,928,361)
Translation of assets and liabilities in foreign currencies	(2,711,476)
(199,639,837)

Net realized and unrealized gain (loss)	(173,384,082)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(115,350,908)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$58,033,174	$57,607,347
Net realized gain (loss)	26,255,755	341,615,789
Change in net unrealized appreciation (depreciation)	(199,639,837)	(81,658,968)
Net increase (decrease) in net assets resulting from operations	(115,350,908)	317,564,168

Distributions to Shareholders
From net investment income:
Investor Class	(38,434,549)	(32,607,044)
Institutional Class	(22,028,604)	(17,954,867)
A Class	(3,279,088)	(4,570,033)
B Class	(1,850)	(4,377)
C Class	(257,509)	(166,099)
R Class	(867,360)	(453,848)
R6 Class	(911,760)	(376,762)
From net realized gains:
Investor Class	(128,627,017)	(118,879,291)
Institutional Class	(77,316,275)	(69,788,523)
A Class	(9,475,685)	(21,244,768)
B Class	—	(44,404)
C Class	(1,775,006)	(1,748,414)
R Class	(3,945,923)	(2,917,911)
R6 Class	(2,424,164)	(1,466,916)
Decrease in net assets from distributions	(289,344,790)	(272,223,257)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(460,591,463)	70,132,562

Net increase (decrease) in net assets	(865,287,161)	115,473,473

Net Assets
Beginning of period	3,700,888,211	3,585,414,738
End of period	$2,835,601,050	$3,700,888,211

Undistributed net investment income	$1,765,442	$1,967,631

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms

19

and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $1,591,649,722 and $2,208,622,681, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,640,000,000		1,100,000,000
Sold	49,698,842	$414,603,180	38,992,922	$339,632,680
Issued in reinvestment of distributions	21,246,508	163,891,656	17,161,364	148,523,748
Redeemed	(45,592,208)	(367,931,510)	(106,119,978)	(935,780,725)
	25,353,142	210,563,326	(49,965,692)	(447,624,297)
Institutional Class/Shares Authorized	575,000,000		550,000,000
Sold	35,462,533	287,367,186	70,987,309	624,529,431
Issued in reinvestment of distributions	12,822,540	99,258,046	10,115,992	87,701,593
Redeemed	(119,633,526)	(879,664,359)	(27,707,045)	(242,977,703)
	(71,348,453)	(493,039,127)	53,396,256	469,253,321
A Class/Shares Authorized	160,000,000		200,000,000
Sold	3,376,686	27,391,309	5,786,264	50,218,496
Issued in reinvestment of distributions	1,505,916	11,683,162	2,882,404	24,905,222
Redeemed	(29,658,294)	(253,070,357)	(8,801,229)	(76,866,176)
	(24,775,692)	(213,995,886)	(132,561)	(1,742,458)
B Class/Shares Authorized	N/A		5,000,000
Sold	8,094	67,339	9,504	84,715
Issued in reinvestment of distributions	224	1,850	5,196	44,625
Redeemed	(75,381)	(624,208)	(52,622)	(452,267)
	(67,063)	(555,019)	(37,922)	(322,927)
C Class/Shares Authorized	30,000,000		15,000,000
Sold	435,724	3,461,527	634,259	5,448,432
Issued in reinvestment of distributions	238,694	1,805,011	198,644	1,689,979
Redeemed	(686,599)	(5,377,801)	(431,769)	(3,681,907)
	(12,181)	(111,263)	401,134	3,456,504
R Class/Shares Authorized	70,000,000		40,000,000
Sold	2,953,704	23,796,785	2,029,107	17,675,973
Issued in reinvestment of distributions	625,876	4,813,283	390,446	3,371,759
Redeemed	(880,314)	(7,079,398)	(645,541)	(5,564,956)
	2,699,266	21,530,670	1,774,012	15,482,776
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	2,569,061	20,065,724	3,954,535	34,646,197
Issued in reinvestment of distributions	430,900	3,335,924	212,765	1,843,678
Redeemed	(1,052,801)	(8,385,812)	(552,837)	(4,860,232)
	1,947,160	15,015,836	3,614,463	31,629,643
Net increase (decrease)	(66,203,821)	$(460,591,463)	9,049,690	$70,132,562

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,684,567,089	$92,572,109	—
Temporary Cash Investments	21,765,375	33,371,000	—
	$2,706,332,464	$125,943,109	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,031	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,110,349	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $105,858,711.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in

22

cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Value of Derivative Instruments as of March 31, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$14,031	Unrealized depreciation on forward foreign currency exchange contracts	$1,110,349

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$2,060,557	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	437,444	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(2,752,085)
		$2,498,001		$(2,752,085)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$78,293,527	$114,789,572
Long-term capital gains	$211,051,263	$157,433,685

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,437,738,533
Gross tax appreciation of investments	$487,378,491
Gross tax depreciation of investments	(92,841,451)
Net tax appreciation (depreciation) of investments	394,537,040
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(24,971)
Net tax appreciation (depreciation)	$394,512,069
Undistributed ordinary income	$1,765,442
Accumulated long-term gains	$162,862
Post-October capital loss deferral	$(51,353,529)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	—	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	—	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
Institutional Class
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	—	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	—	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	—	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	—	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
C Class
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	—	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
R Class
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	—	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	—	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(3)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(5)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 17, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $55,036,727, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,486,357 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $211,051,263, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88870 1605

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $174,000
FY 2016:    $182,190

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $91,808
FY 2016:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 26, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2016